SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934

Filed by the Registrant {X}

Filed by a Party other than the Registrant {_}

Check the appropriate box:

{ }  Preliminary Proxy Statement    {_}  Confidential, for Use of the Commission
                                         only (as permitted by Rule 14a-6(e)(2))
{X }  Definitive Proxy Statement

{_}  Definitive Additional Materials

{_}  Soliciting Material Pursuant to Rule 14a-12

                                Bioenvision, Inc.
                (Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

{X}  No fee required.

{_}  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1) Title of each class of securities to which transaction applies:

     (2) Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     (4) Proposed maximum aggregate value of transaction:

     (5) Total fee paid:

{_}  Fee paid previously with preliminary materials.

{_} Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount Previously Paid:

     (2) Form, Schedule or Registration Statement No.:

     (3) Filing Party: (4) Date Filed:


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



                                BIOENVISION, INC.
                          509 Madison Avenue, Suite 404
                               New York, NY 10022
                                  (212)750-6700

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS


   Date:  January 14, 2004
   Time:  12:00 p.m., local Eastern time
   Place: American Stock Exchange
          86 Trinity Place
          New York, NY 10006


Purposes of the Meeting:

   . To amend our certificate of incorporation to (i)increase the authorized number of shares of our common stock from 50,000,000 to 70,000,000 and
     (ii)increase the authorized number of shares of our preferred stock from 10,000,000 to 20,000,000.

   . To approve the adoption of our 2003 Stock Incentive Plan.

   . To elect five directors to our Board of Directors.

   . To transact any other business that may properly come before the meeting.

Record Date:

   December 12, 2003 is the record date for the meeting. This means that holders of our voting stock at the close of business on that date are entitled to:

   . receive notice of the meeting; and

   . vote at the meeting and any adjournment or postponement of the meeting.

Proxy Solicitation:

   The enclosed proxy is solicited by the Board of Directors.

Annual Report:

   We have enclosed a copy of our annual report for the fiscal year ended June 30, 2003 which is not a part of the proxy soliciting materials.

Voting:

   Your vote is important. Please sign, date and return your proxy card promptly so your shares can be represented, even if you plan to attend the meeting. Please see the proxy card for instructions on how to vote. You can revoke a proxy at any time prior to its exercise at the meeting by following the instructions in the proxy statement or by attending the meeting and voting in person.

                                          Christopher B. Wood, M.D.
             December 16, 2003       Chairman and Chief Executive Office


--------------------------------------------------------------------------------

                                BIOENVISION, INC.
                          509 Madison Avenue, Suite 404
                               New York, NY 10022
                                  (212)750-6700

                                -----------------

                                 PROXY STATEMENT
                                       for
                         Annual Meeting of Stockholders
                                January 14, 2004

                                -----------------

   This proxy statement is being mailed to you in connection with the solicitation of proxies by the Board of Directors of Bioenvision, Inc. for use at its annual meeting of stockholders and any adjournment of such meeting. The meeting will be held on the date, at the time and place and for the purposes indicated in the foregoing notice. This proxy statement, the foregoing notice and the enclosed proxy card are first being sent to stockholders on or about December 16, 2003.

ABOUT THE MEETING

Who can vote?

   You can vote if, as of the close of business on December 12, 2003 you were a stockholder of record of our common stock or our Series A Convertible Participating Preferred Stock ("Series A Preferred Stock"). On that date, 18,607,985 shares of our common stock were outstanding and entitled to vote and 5,440,000 shares of our Series A Preferred Stock were outstanding and entitled to vote. Our common stock and Series A Preferred Stock are the only classes of voting stock outstanding. On each matter to be voted upon at the meeting, other than the amendment of our certificate of incorporation and adoption of our stock option plan, holders of our common stock and Series A Preferred Stock will vote together as a single class. With respect to the amendment of our certificate of incorporation, the holders of our common stock and Series A Preferred Stock will each vote as a separate class as well as together as a single class and with respect to the adoption of the 2003 Stock Incentive Plan the Series A Preferred Stock will vote as a single class as well as together with the common stock as a single class. Each share of common stock is entitled to one vote. Each share of Series A Preferred Stock is convertible into 2 shares of common stock. When the Series A Preferred Stock votes as a separate class, each share of Series A Preferred Stock will be entitled to one vote. However, when the Series A Preferred Stock votes together with the common stock as a single class, each share of common stock will have one vote and each share of Series A Preferred Stock, based on the conversion ratio, will have 2 votes.

What constitutes a quorum?

   The presence at the meeting, in person or by proxy, of 14,743,993 shares representing a majority of the votes that may be cast by all outstanding shares of common stock and Series A Preferred Stock as of the record date, voting together as a single class, must be present to hold the meeting. However, in the event that a quorum is not present, the holders of our common stock and Series A Preferred Stock present in person or by proxy entitled to cast a majority of the votes that all such shares which are present in person or by proxy may cast, when the common stock and Series A Preferred Stock vote together as a single class, shall have the power to adjourn the meeting from time to time until a quorum is present. Abstentions from voting and broker "non-votes" will be counted towards a quorum. A broker "non-vote" occurs when the nominee holding a stockholder's shares does not vote on a particular proposal because the nominee does not have discretionary voting power on that item and has not received instructions from the stockholder.

What vote is required and what is the method of calculation?

   Approval of the amendment to our certificate of incorporation will require:

  . the affirmative vote of 14,743,993, a majority of the votes that may be cast by all outstanding shares of common stock and Series A Preferred Stock voting together as a class;

  . the affirmative vote of 9,303,992, a majority of the outstanding shares of common stock voting as a separate class; and

  . the affirmative vote of 2,720,000, a majority of the outstanding shares of Series A Preferred Stock voting as a separate class.

Approval of the 2003 Stock Incentive Plan will require:

  . the affirmative vote of 14,743,993, a majority of the votes that may be cast by all outstanding shares of common stock and Series A Preferred Stock voting together as a class; and

  . the affirmative vote of 2,720,000, a majority of the outstanding shares of Series A Preferred Stock voting as a separate class.

The nominees for director who receive the most votes for the number of positions to be filled will be elected. Any other matter that may be voted on at the meeting will generally require the affirmative vote of 14,743,993, a majority of the votes that may be cast by the shares of common stock and Series A Preferred Stock, voting together as a class, present in person or represented by proxy at the meeting and entitled to vote thereon. Abstentions will have no effect on the election of directors, and abstentions or broker "non-votes" will not be counted for or against any other matters that may be acted on at the meeting. With respect to the amendment of our certificate of incorporation and adoption of our stock option plan, because approval requires the affirmative vote of a majority of the votes that may be cast by all outstanding shares of the relevant class, abstentions and broker non-votes will have the effect of a no vote.

What matters will be voted on?

   Our Board of Directors does not intend to bring any other matters before the meeting except the approval of the amendment to our certificate of incorporation, the approval of the adoption of our 2003 Stock Incentive Plan, and the election of directors. The Board is not aware of anyone else who will submit any other matters to be voted on. However, if any other matters properly come before the meeting, the people named on the proxy card, or their substitutes, will be authorized to vote on those matters in their own judgment.

How do I vote by proxy?

   When you return your properly signed and dated proxy card prior to the meeting, your shares will be voted in accordance with your instructions marked on the proxy card. If you sign your proxy card but do not specify how you want your shares to be voted, they will be voted as recommended by the Board of Directors.

Can I change my vote after I return my proxy card?

   Yes. You can change or revoke your proxy at any time before the meeting by notifying us in writing, by sending another executed proxy dated later than the first proxy card or by attending the meeting and voting in person.

Can I vote in person at the meeting instead of voting by proxy?

   Yes. However, we encourage you to complete and return the enclosed proxy card to ensure that your shares are represented and voted. If you attend the meeting in person, you may then vote in person even though you returned your proxy card.

Who pays for this proxy solicitation?

   We do. We will pay all costs in connection with the meeting, including the cost of preparing, assembling and mailing proxy materials, handling and tabulating the proxies returned, and charges of brokerage houses, nominees and fiduciaries in forwarding proxy materials to our beneficial owners.


           -----------------------------------------------------------

     Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of the adequacy or accuracy of the disclosure in this proxy statement. Any representation to the contrary is a criminal offense.

           -----------------------------------------------------------

   This proxy statement provides you with detailed information about the proposed amendment to our certificate of incorporation, the adoption of our stock option plan and related matters. We encourage you to read this entire document carefully.

        We make forward-looking statements in this proxy statement that are subject to risks and uncertainties. In some cases, you can identify these statements by forward-looking words such as "may," "might," "will," "should," "expects," "plans," "anticipates," "believes," "estimates," "predicts," "potential" or "continue," the negative of these terms and other comparable terminology. These forward-looking statements which are subject to risks, uncertainties and assumptions about us, may include projections of our future financial performance, or anticipated growth strategies and anticipated trends in our business. These statements are only predictions based on our current expectations and projections about future events. There are important factors that could cause our actual results, level of activity, performance or achievements to differ materially from the results, level of activity, performance or achievements expressed or implied by the forward-looking statements. Although we believe the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, levels of activity, performance or achievements. Moreover, neither we nor any other person assumes responsibility for the accuracy and completeness or any of these forward-looking statements.


              PROPOSAL 1--AMENDMENT TO CERTIFICATE OF INCORPORATION

                             (Item 1 on Proxy Card)

        The Company is proposing to amend its Articles of Incorporation to
(i)increase the number of shares of authorized common stock from 50,000,000 shares to 70,000,000 shares and (ii)increase the number of shares of preferred stock from 10,000,000 shares to 20,000,000 shares. On the record date, 18,607,985 shares of common stock were outstanding, 5,440,000 shares of preferred stock were outstanding and 3,000,000 shares of common stock are to be reserved for issuance under the 2003 Stock Incentive Plan, if approved.

Purpose and Effect of the Amendment

      The principal purpose of the proposed amendment to the Articles of Incorporation, attached hereto as Annex A, is to authorize additional shares of common stock and preferred stock which will be available in the event the Board of Directors determines that it is necessary or appropriate to permit future stock dividends, to raise additional capital through the sale of equity securities, to acquire another company or its assets, to establish strategic relationships with corporate partners and to provide equity incentives to employees and officers or for other corporate purposes. The availability of additional shares of stock is particularly important in the event that the Board of Directors needs to undertake any of the foregoing actions on an expedited basis and thus to avoid the time and expense of seeking stockholder approval in connection with the contemplated issuance of stock. If the amendment is approved by the stockholders, the Board does not intend to solicit further stockholder approval prior to the issuance of any additional shares of common stock or preferred stock, except as may be required by the Company's certificate of incorporation, certificate of designations or applicable law.

      The increase in authorized common stock and preferred stock will not have any immediate effect on the rights of existing stockholders. However, the Board will have the authority to issue authorized common stock or preferred stock without requiring future stockholder approval of such issuances, except as may be required by the Company's certificate of incorporation, certificate of designations or applicable law. To the extent that additional authorized shares are issued in the future, they may decrease the existing stockholders' percentage equity ownership and, depending on the price at which they are issued, could be dilutive to the existing stockholders.

      The increase in the authorized number of shares of common stock or preferred stock and the subsequent issuance of such shares could have the effect of delaying or preventing a change in control of the Company without further action by the stockholders. Shares of authorized and unissued common stock and preferred stock could, within the limits imposed by applicable law, be issued in one or more transactions which would make a change in control of the Company more difficult, and therefore less likely. Any such issuance of additional stock could have the effect of diluting the earnings per share and book value per share of outstanding shares of common stock or preferred stock and such additional shares could be used to dilute the stock ownership or voting rights of a person seeking to obtain control of the Company.

      The Board of Directors is not currently aware of any attempt to take over or acquire the Company. While it may be deemed to have potential anti-takeover effects, the proposed amendment to increase the authorized common stock and preferred stock is not prompted by any specific effort or takeover threat currently perceived by management.

      We do not have any current intentions, plans, arrangements, commitments or understandings to issue any shares of its capital stock except in connection with the 2003 Stock Incentive Plan.

Vote Required and Board of Director's Recommendation

           Approval of this amendment to our certificate of incorporation will require (i)the affirmative vote of a majority of the votes that may be cast by all outstanding shares of common stock and Series A Preferred Stock voting together as a class, (ii)the affirmative vote of a majority of the outstanding shares of common stock voting as a separate class, and (iii)the affirmative vote of a majority of the outstanding shares of Series A Preferred Stock voting as a separate class. The Board of Directors recommends voting "FOR" approval of the amendment to our certificate of incorporation.

       PROPOSAL 2--APPROVAL OF ADOPTION OF THE 2003 STOCK INCENTIVE PLAN

                             (Item 2 on Proxy Card)

   Our Board of Directors has adopted, subject to the approval of our stockholders, the 2003 Stock Incentive Plan, attached hereto as Annex B. The plan was adopted to recognize the contributions made by our employees, officers, consultants, and directors, to provide those individuals with additional incentive to devote themselves to our future success and to improve our ability to attract, retain and motivate individuals upon whom our growth and financial success depends.

   The key provisions of the plan are as follows:

Eligibility and Administration.

        The plan authorizes the Board of Directors or the compensation committee (the "Administrator"), to (i)select the participants who are to be granted options, restricted shares or performance units, (ii)determine the number of shares of Common Stock to be granted to each participant, (iii)designate options, to the extent the award consists of options, as incentive stock options or nonstatutory stock options, (iv)determine the vesting schedule and performance criteria, if any, for restricted shares and performance units and
(v)determine to what extent the awards may be transferable. As of the date hereof, there are approximately 7 employees who are currently eligible to participate in the plan under the Company's policies. All directors and consultants are currently eligible to participate in the plan. The Administrator's interpretations and construction of the plan are final and binding on the Company.

Shares Available for Issuance Under the Plan

        The stock subject to options granted under the plan are shares of the Company's authorized but unissued or reacquired shares of Common Stock. On December 12, 2003, the closing price of the common stock on the American Stock Exchange of the Common Stock was $4.75 per share. As of December 12, 2003, 3,000,000 shares were available for future grants of options and, assuming this Proposal 2 is approved by the stockholders. On the same date, there were 18,607,985 shares of Common Stock outstanding.

Grant, Exercise and other Terms of Awards.

        Options issued under the plan are designated as either incentive stock options or nonstatutory stock options. Incentive stock options are options meeting the requirements of Section 422 of the Code, and nonstatutory options are options not intended to so qualify.

        The exercise price of options granted under the plan may not be less than 100% of the fair market value of the Common Stock of the Company (as defined by the plan) on the date of the grant. With respect to any participant who owns stock representing more than 10% of the voting rights of the outstanding Common Stock of the Company, the exercise price of any incentive stock option granted must equal at least 110% of the fair market value of the Common Stock on the grant date, and the maximum term of any such incentive stock option must not exceed five years.

        Options, restricted shares and performance units are evidenced by written award agreements in a form approved by the Administrator from time to time and no award is effective until the applicable award agreement has been executed by both parties thereto. Options granted under the plan may become exercisable in cumulative increments over a period of months or years, or otherwise, as determined by the Administrator. The purchase price of options shall be paid in cash; provided, however, that if the applicable award agreement so provides, or the Administrator, in its sole discretion otherwise approves thereof, the purchase price may be paid in shares of Common Stock having a fair market value on the exercise date equal to the exercise price or in any combination of cash and shares of Common Stock, as long as the sum of the cash so paid and the fair market value of the shares so surrendered equals the aggregate purchase price. In addition, the Administrator may permit deferred compensation elections by certain directors and executive officers. The award agreement evidencing the restricted shares and/or performance units shall set forth the terms upon which the Common Stock subject to any awards or the achievement of any cash bonus may be earned.

        No options granted under the plan are exercisable after the expiration of ten years (or less in the discretion of the Administrator) from the date of the grant, and no incentive stock options granted under the Amended Award Plan to a participant who owns more than ten percent of the total combined voting power of all classes of outstanding stock of the Company shall be exercisable after the expiration of five years (or less, in the discretion of the Administrator) from the date of the grant. The aggregate fair market value (as of the respective date or dates of grant) of the shares of Common Stock underlying the incentive stock options that are exercisable for the first time by a participant during any calendar year under the plan and all other similar plans maintained by the Company may not exceed $100,000. If a participant ceases to be an employee of the Company for any reason other than his or her death, Disability or Retirement (as such terms are defined in the plan), such participant shall have the right, subject to certain restrictions, to exercise that option at any time within ninety days (or less, in the discretion of the Administrator) after cessation of employment, but, except as otherwise provided in the applicable award agreement, only to the extent that, at the date of cessation of employee, the participant's right to exercise such option had vested and had not been previously exercised. The Administrator, in its sole discretion, may provide that the option shall cease to be exercisable on the date of such cessation if such cessation arises by reason of termination for Cause (as such term is defined in the Amended Award Plan) or if the participant becomes an employee, director or consultant of an entity that the Administrator determines is in direct competition with the Company.

        In the event a participant dies before such participant has fully exercised his or her option, then the option may be exercised at any time within twelve months after the participant's death by the executor or administrator of his or her estate or by any person who has acquired the option directly from the participant by bequest or inheritance, but except as otherwise provided on the applicable award agreement, only to the extent that, at the date of death, the participant's right to exercise such option had vested pursuant to the terms of the applicable award agreement and had not been forfeited or previously exercised.

        In the event a participant ceases to be an employee of the Company by reason of Disability, such participant shall have the right, subject to certain restrictions, to exercise the option at any time within twelve months (or such shorter period as the Administrator may determine) after such cessation of employment, but only to the extent that, at the date of cessation of employment, the participant's right to exercise such option had previously vested pursuant to the terms of the applicable award agreement and had not previously been exercised.

        In the event a participant ceases to be an employee of the Company by reason of Retirement, such participant shall have the right, subject to certain restrictions, to exercise the option at any time within ninety days (or such longer or shorter period as the Administrator may determine) after cessation of employment, but only to the extent that, at the date of cessation of employment, the participant's right to exercise such option had vested pursuant to the terms of the applicable award agreement and had not previously been exercised.

Adjustment of Awards Upon Certain Events.

        If the Company merges with another corporation and the Company is the surviving corporation in such merger and under the terms of such merger the shares of Common Stock outstanding immediately prior to the merger remain outstanding and unchanged, each outstanding award shall continue to apply to the shares subject thereto and will also pertain and apply to any additional securities and other property, if any, to which a holder of the number of shares subject to the option would have been entitled as a result of the merger.

        In the event all or substantially all of the assets of the Company are sold, the Company engages in a merger where the Company does not survive or the Company is consolidated with another corporation, each participant shall receive immediately before the effective date of such sale, merger or consolidation restricted shares and the value of any performance units to which the participant is then entitled (regardless of any vesting condition) and each outstanding option will become exercisable (without regard to the vesting provisions thereof) for a period of at least 30 days ending five days prior to the effective date of the transaction. Notwithstanding the foregoing, the surviving corporation may, in its sole discretion, (i) (a) grant to participants with options, options to purchase shares of the surviving corporation upon substantially the same terms as the options granted under the plan, (b) tender to all participants with restricted shares, an award of restricted shares of the surviving or acquiring corporation, and (c) tender to all participants with performance units, an award of performance units of the surviving or acquiring corporation, or (ii) (a) permit participants with restricted shares to receive unrestricted shares immediately prior to the effective date of any transaction,
(b) permit participants with performance units to receive cash with respect to the value of any performance units immediately before the effective date of the transaction and (c) provide participants with options the choice of exercising the option prior to the consummation of the transaction or receiving a replacement option.

        Notwithstanding anything to the contrary and except as otherwise expressly provided in the applicable award agreement, the vesting or similar installment provisions relating to the exercisability of any award, option or replacement option tendered as described in the previous sentence shall be accelerated, and the participant with restricted shares or performance units shall become fully vested, and the participant with options shall have the right, for a period of at least 30 days, to exercise such options; provided that such accelerations of vesting and exercisability shall occur only in the event that the participant's employment with or services for the Company should terminate within two years following a Change of Control (as defined in the plan), unless such employment or services are terminated by the Company for Cause (as defined in the plan) or by the participant voluntarily without Good Reason (as defined in the plan), or such employment or services are terminated due to the death or Disability of the participant. Notwithstanding the foregoing, no incentive stock option shall become exercisable pursuant to the foregoing without the participant's consent, if the result would be to cause such option not to be treated as an incentive stock option.

        The number of shares of Common Stock covered by the plan, the number of shares of Common Stock covered by each outstanding option, restricted share and performance unit and the exercise price of any options shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a subdivision or consolidation of such shares or a stock split or the payment of a stock dividend (but only of Common Stock) or any other increase or decrease in the number of issued shares effected without receipt of consideration by the Company.

Transfer of Awards.

        Unless an award is designated transferable by the Administrator upon grant, during the lifetime of the participant who has been granted an award, the award shall be shall not be assignable or transferable. No incentive stock option may be designated as transferable. In the event of the participant's death, any nontransferable award shall be transferable by the participant's will or the laws of descent and distribution.

Amendment and Termination.

        The plan will continue in effect until terminated by the Board of Directors or until expiration of the plan on November 17, 2013. The Board may suspend or discontinue the plan or revise or amend it.

Federal Income Tax Consequences.

        The following discussion is intended only as a general summary of the federal income tax consequences to participants and the Company with respect to the plan. The discussion is based on current laws which are subject to change at any time or which may be interpreted differently. The discussion does not address tax consequences under the laws of any state, local or foreign jurisdiction, nor does it address federal and state estate, inheritance and gift taxes. Further, the tax treatment of each Participant will depend in part upon such Participant's particular tax situation.

        The Code provides favorable tax treatment for incentive stock options. Incentive stock options are subject to certain requirements which are set forth in the plan. Generally, upon the grant of an incentive stock option, and upon the exercise of the incentive stock option during employment or within three months after termination of employment, the optionee will not recognize any income. However, any appreciation in the value of the shares from the date of grant through the date of exercise will generally be an item of adjustment in determining the optionee's potential liability for alternative minimum tax for the taxable year of exercise. The alternative minimum tax may produce a higher tax liability than the regular income tax applicable to the optionee.

        The sale or disposition of Common Stock purchased upon exercise of an incentive stock option is generally a taxable event. The optionee will recognize a gain or loss in an amount equal to the difference between his or her basis in the Common Stock (normally the exercise price) and the proceeds from the sale or disposition. If the Common Stock acquired pursuant to an incentive stock option is not sold or otherwise disposed of within two years from the date of grant of the incentive stock option and is held for at least one year after exercise of the incentive stock option (the "Holding Period"), any gain or loss resulting from the sale or disposition of the Common Stock will be treated as long-term capital gain or loss. If Common Stock acquired upon exercise of an incentive stock option is disposed of prior to the expiration of the Holding Period (a "Disqualifying Disposition"), the excess of the fair market value of the Common Stock on the date of exercise over the exercise price, before or the excess of the sale price over the exercise price, whichever is less, will be treated as ordinary income in the year of disposition. However, any additional gain will be taxed as capital gain (i.e., the excess, if any, of the sales price over the fair market value on the date of exercise). If an optionee disposes of the Common Stock more than one year after the date of exercise, such capital gain or loss will be treated as long-term capital gain or loss.

        The Company normally is not entitled to a deduction with respect to incentive stock options. However, in the event of a Disqualifying Disposition, the Company is entitled to deduct the ordinary income realized by the optionee. Optionees are required to notify the Company of any Disqualifying Dispositions.

        No taxable income will be realized by an optionee upon the grant of a nonstatutory stock option. Upon exercise of a nonstatutory stock option, the optionee must recognize as ordinary income the excess of the fair market value of the Common Stock on the date of exercise over the exercise price. The Company may deduct the amount includible in the employee's income. An optionee's new basis in the Common Stock acquired upon exercise of a nonstatutory stock option will generally be the fair market value of the shares on the date of exercise. Upon a subsequent disposition of such Common Stock, the optionee generally will realize a capital gain or loss to the extent of any intervening appreciation or depreciation. If an optionee disposes of the Common Stock more than one year after the date of exercise, such capital gain or loss will be treated as long-term capital gain or loss. If the optionee makes a deferred compensation for stock option gains, the optionee will generally recognize ordinary income upon later collecting benefits. In these cases. the Company's tax deductions would coincide in timing and amount with the optionee's income recognition.

        The receipt of restricted shares of stock of the Company or performance based units in exchange for services provided to the Company may be a taxable event to the employee. The restricted shares generally are subject to vesting requirements; however during the taxable year in which such shares are first either vested (i.e. not subject to a substantial risk of being forfeited by the employee) or transferable, the employee will have to report as ordinary income from compensation an amount of income equal to the difference between the fair market value of such shares at the time of vesting or removal of transfer restrictions over the amount paid for such shares, which amount paid generally will be zero. So long as liability under section 16(b) of the 1934 Act applies to the employee with respect to restricted shares, he or she will be deemed not to have yet incurred a taxable event. If performance based units are received subject to either vesting requirements or restrictions on transferability, the same rules apply as with restricted shares. If performance based units are not so restricted, the employee generally will incur taxable ordinary compensation income in an amount equal to the fair market value of such units in the year received, less the amount, if any, paid for such units.

New Plan Benefits

        The Administrator has made the determinations with respect to Awards that will occur if the plan receives approval.


2003 Stock Incentive Plan
-------------------------

Name and Position                            # of securities         Grant Date
-----------------                            underlying options      ----------
                                             ------------------
Christopher B. Wood, M.D.,                   500,000                 12/31/02
Chairman of the Board and Chief
Executive Officer
David P.Luci, Director of Finance,           500,000                 3/31/03
General Counsel and Corporate
Secretary
Hugh Griffith, Commercial Director           300,000                 10/23/02
Ian Abercrombie, Sales Manager                50,000                 10/23/02
Vikki Charlton, Operations                    20,000                  1/9/03
Administrator

Executive Group                              1,300,000
Non-Executive Director Group                 N/A
Non-Executive Officer Employee Group            70,000


Vote Required and Board of Director's Recommendation

           Approval of the plan will require the affirmative vote of a majority of the votes that may be cast by all outstanding shares of common stock and Series A Preferred Stock voting together as a class, and the affirmative vote of a majority of the outstanding shares of Series A Preferred Stock voting as a separate class. The Board of Directors recommends voting "FOR" approval of the plan.

                        PROPOSAL 3--ELECTION OF DIRECTORS

                             (Item 3 on Proxy Card)

   At the meeting, the stockholders will elect five directors to hold office until the annual meeting of stockholders in 2004 and until their respective successors have been duly elected and qualified. The Board has nominated the individuals listed below to serve as directors. All nominees are currently members of the Board of Directors. Unless contrary instructions are given, the shares represented by a properly executed proxy will be voted "FOR" the election of each of the individuals listed below. The five nominees receiving a plurality of the votes cast for director will be elected. Should any nominee become unavailable to accept election as a director, the persons named in the enclosed proxy will vote the shares which they represent for the election of such other person as the Board of Directors may recommend. The Board of Directors does not have a nominating or similar committee. The Board of Directors recommends voting "FOR" the nominees for director.

   Nominees for Election of Directors

        The names, ages as of November 12, 2003 and existing positions with the Company, if any, are as follows:

Name of Individual                     Age      Position with Bioenvision
------------------                     ---      -------------------------

Christopher B. Wood, M.D.              57       Chairman of the Board and Chief
                                                Executive Officer
Jeffrey B. Davis                       40       Director
Thomas Scott Nelson, C.A.              64       Director
Steven A. Elms                         39       Director
Andrew Schiff, M.D.                    38       Director


        The name, principal occupation for the last five years, selected biographical information and the period of service as a director of the Company of each of the nominees is set forth below.

Christopher B. Wood, M.D. has served as our Chairman of the Board and Chief Executive Officer since January 1999. From January 1997 to December 1998, Dr. Wood was Chairman of Eurobiotech, Inc., a Delaware company. From March 1994 to January 1997, Dr. Wood was a specialist surgeon in the National Health Service, United Kingdom. From April 1979 to March 1991, Dr. Wood was a specialist surgeon at The Royal Postgraduate Medical School, London, England. Dr. Wood holds an M.D. from the University of Wales School of Medicine and the Fellowship of the Royal College of Surgeons of Edinburgh.

Thomas Scott Nelson, C.A. was named a director in May 1998. Mr. Nelson served as our Chief Financial Officer from May 1998 to September 2002. From 1996 to 1999, Mr. Nelson served as the Director of Finance of the Management Board of the Royal & Sun Alliance Insurance Group. From 1991 to 1996, Mr. Nelson served as Group Finance Director of the Main Board of Sun Alliance Insurance Group. He has served as Chairman of the United Kingdom insurance industry committee on European regulatory, fiscal and accounting issues. He has also worked with Deloitte in Paris and as a consultant with PA Consultants Management. Mr. Nelson is a Member of Institute of Chartered Accountants of Scotland and a Fellow of the Institute of Cost and Management Accountants. Mr. Nelson holds a B.A. degree from Cambridge University.

Jeffrey B. Davis was named a director in February 2002. Mr. Davis has extensive experience in investment banking, and corporate development and financing for development stage companies. Mr. Davis serves as President of SCO Financial Group LLC and SCO Securities LLC. He served as Senior Vice President and Chief Financial Officer of HemaSure, Inc., a publicly traded development stage healthcare technology company from November 1995 to April 1997. Prior to that, from June 1990 to November 1995, Mr. Davis was Vice President, Corporate Finance, at Deutsche Morgan Grenfell, both in the U.S. and Europe. Mr. Davis also served in senior marketing and product management positions at AT&T Bell Laboratories and Philips Medical Systems North America, where he was also a member of the technical staff.

Steven A. Elms was named a director in May 2002. Mr. Elms serves as a Managing Director of the Perseus-Soros BioPharmaceutical Fund. For five years prior to joining Perseus-Soros, Mr. Elms was a Principal in the Life Science Investment Banking group of Hambrecht & Quist (now J.P. Morgan H&Q). During his five years at H&Q, Mr. Elms was involved in over 60 financing and M&A transactions, helping clients raise in excess of $3.3 billion of capital. Mr. Elms' primary areas of focus were the genomics and drug discovery technology sectors.

Andrew Schiff, M.D. was named a director in May 2002. Dr. Schiff currently serves as a Managing Director of Perseus-Soros Biopharmaceutical Fund. Over the last 10 years, Schiff has practiced internal medicine at The New York Presbyterian Hospital where he maintains his position as a Clinical Assistant Professor of Medicine. In addition, he has also been a partner of a small family run investment fund, Kuhn, Loeb & Co since September 1993.

Vote Required and Board of Director's Recommendation

        The election to the Board of Directors of each of the nominees will require the affirmative vote of a majority of the votes that may be cast by all outstanding shares of common stock and Series A Preferred Stock voting together as a class. The Board of Directors recommends voting "FOR" the election to the Board of Directors of each of the five nominees.



                         BOARD OF DIRECTORS; COMMITTEES

        The Board of Directors currently has two standing committees; the Audit Committee, and the Compensation Committee. The Board of Directors does not have a standing Nominating Committee.

        The Audit Committee is comprised of Messrs. Elms, Schiff and Nelson; with Mr. Elms serving as Chairman of the Audit Committee. All current and proposed Audit Committee members are independent, as independence is defined in
Section 121(A) of the AMEX's listing standards except for Mr. Nelson who was he was an employee of the Company until September 2002. The Audit Committee recommends the independent accountants appointed by the Board of Directors to audit our the financial statements, which includes an inspection of our books and accounts, and reviews with such accountants the scope of their audit and their report thereon, including any questions and recommendations that may arise relating to such audit and report or our internal accounting and auditing system procedures.

        The Compensation Committee is comprised of Messrs. Davis and Schiff; with Mr. Davis serving as Chairman of the Compensation Committee. The function of the Compensation Committee is to review and approve the compensation of executive officers and establish targets and incentive awards under our incentive compensation plans.

        During the fiscal year ended June 30, 2003, (i) the Board of Directors held 8 meetings; the Audit Committee held 4 meetings and (iii) the compensation committee did not hold any meetings. During the fiscal years ended June 30, 2003, each director attended at least 75% of the meetings of the Board of Directors and 100% of the total number of meetings of committees on which he served.

        Compensation of Directors

        Our policy is that non-management directors are entitled to receive a director's fee of $1,000 per meeting for attendance at meetings of the Board of Directors, and are reimbursed for actual expenses incurred in respect of such attendance. We do not separately compensate employees for serving as directors. We do not provide additional compensation for committee participation or special assignments of the board of directors.

                          EXECUTIVE AND SENIOR OFFICERS

        The following sets forth the positions with the Company, ages as of November 12, 2003 and selected biographical information for the executive and senior officers of the Company who are not directors.

        David P. Luci, C.P.A., Esq. has served as Director of Finance, General Counsel and Corporate Secretary since July 2002. From September 1994 to July 2002, Mr. Luci served as a corporate associate at Paul, Hastings, Janofsky & Walker LLP (New York office). Prior to that, Mr. Luci served as a senior auditor at Ernst & Young LLP (New York office). Mr. Luci is a certified public accountant. He holds a Bachelor of Science in Business Administration with a concentration in accounting from Bucknell University and a J.D. from Albany Law School of Union University.

        Hugh S. Griffith has served as Commercial Director (Europe) of Bioenvision, Ltd., a wholly-owned sales and marketing subsidiary of the Company since October 2002. From January 2002 to October 2002, Mr. Griffith served as Executive Commercial Director of QuantaNova Ltd. From January 2000 to December 2001, Mr. Griffith served as Senior Business Unit Manager at Abbott Laboratories, Ltd. where he was responsible for strategic development, implementation and commercialization of a new neonatology business unit. This role encompassed the management of the sales force, marketing, PR, policy and healthcare liaison teams whilst also directing the clinical development programme for the neonatology portfolio. From April 1998 to January 2000, Mr. Griffith was the HIV Business Unit Manager at Abbott Laboratories Ltd where he was responsible for the profitability of the HIV franchise. Mr Griffith managed the Norvir capsule crisis including the fully comprehensive named patient programme. At Abbott Laboratories Ltd., Mr. Griffith also served as Business Development Manager (July 1997 to April 1998) and as Area Sales Manager (October 1995 to July 1997). Mr. Griffith holds a Masters of Business Administration from Cardiff Business School, a Diploma of Marketing and a Bachelor of Science in Honours Biology from University of Stirling.

Report of the Audit Committee of the Board of Directors*

        The board of directors' audit committee carries out oversight functions with respect to the preparation, review and audit of the Company's financial statements and operates under a written charter adopted by the board of directors, which is attached to this proxy statement as Annex C. The audit committee members are independent within the meaning of the applicable AMEX listing standards except for Mr. Nelson who was an employee of the Company until September, 2002. The development, maintenance and evaluation of internal controls and procedures and the financial reporting system, the maintenance of appropriate accounting and financial reporting principles or policies and the preparation of financial statements in accordance with generally accepted accounting principles are the responsibility of the Company's management. The Company's independent auditors perform an independent audit of the Company's consolidated financial statements in accordance with generally accepted auditing standards and issue a report thereon. The audit committee's responsibility is to monitor and oversee the foregoing functions. A brief description of the audit committee's responsibilities is set forth under the caption "-- Board of Directors; Committees."

        The audit committee has met and held discussions with management and the independent auditors with respect to the Company's consolidated financial statements for fiscal year ending June 30, 2003 and related matters. Management advised the committee that the Company's consolidated financial statements were prepared in accordance with generally accepted accounting principles and the committee has reviewed and discussed the consolidated financial statements with management and the Company's independent auditors. The independent auditors presented to and reviewed with the audit committee the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees). The Company's independent auditors also provided to the committee the written disclosures required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and in connection therewith the committee discussed with the independent auditors their views as to their independence. In undertaking its oversight function, the audit committee relied, without independent verification, on management's representation that the financial statements have been prepared with integrity and objectivity and in conformity with accounting principles generally accepted in the United States of America and on the representations of the independent auditors included in their report on the Company's financial statements.

        Based on the audit committee's considerations, discussions with management and the independent auditors as described above, the audit committee recommended to the board of directors that the audited consolidated financial statements be included in the Company's Annual Report on the Form 10-K for the fiscal year ended June 30, 2003 to be filed with the Securities and Exchange Commission (the "Commission").

Audit Committee

Steven A. Elms
Andrew Schiff, M.D.
Thomas Scott Nelson, C.A.






--------
* The material in this report is not "solicitation material," is not deemed filed with the Commission, and is not incorporated by reference in any filing of the Company under the Securities Act of 1933 (the "Securities Act") or the Securities Exchange Act of 1934 ("Exchange Act"), whether made before or after the date hereof and irrespective of any general incorporation language in any filing.

                               INDEPENDENT AUDITOR

        Fees billed to Company by Grant Thorton LLP for Fiscal 2002


        Audit Fees:

        Audit fees billed to the Company by Grant Throrton LLP for the audit of the Company's annual financial statements for the fiscal year ended June 30, 2003 included in the Company's annual report on Form 10-K and the review of interim financial statements included in the Company's quarterly reports on Form 10-Q totaled $160,000.

        Financial Information Systems Design and Implementation Fees:

        The Company did not engage Grant Thorton LLP to provide advice to the Company regarding financial information systems design and implementation during the fiscal year ended June 30, 2003.

        All Other Fees:

        Fees billed to the Company by Grant Thorton LLP for all other non-audit services rendered to the Company for the fiscal year ended June 30, 2003, including tax related services, totaled $46,900.

        The audit committee of the Board of Directors was advised of the services provided by Grant Thorton LLP that are unrelated to the audit of the annual fiscal year end financial statements and the review of interim financial statements and has considered whether the provision of such services is compatible with maintaining Grant Thorton LLP's independence as the Company's independent auditor.

                             EXECUTIVE COMPENSATION

        The following table sets forth information for each of the fiscal years ended June 30, 2003, 2002 and 2001 concerning the compensation paid and awarded to all individuals serving as (a) our chief executive officer, (b) each of our four other most highly compensated executive officers (other than our chief executive officer) at the end of our fiscal year ended June 30, 2003 whose total annual salary and bonus exceeded $100,000 for these periods, and (c) up to two additional individuals, if any, for whom disclosure would have been provided pursuant to (b) except that the individual(s) were not serving as our executive officers at the end of our fiscal year ended June 30, 2003:

                                     Summary Compensation Table
                             Annual compensation                   Long term compensation
                          -------------------------- ----------------------------------------------------
                                                                  Awards                 Payouts
                                                                                                All
                                                       Restricted       Securities             other
                                                         Stock          underlying    LTIP     compen-
Name &                    Salary     Bonus     Other     Awards        options/SARs  payouts   sation
Principal                 ------     -----     -----     ------        ------------  -------   ------
Position           Year      $         $         $         $                           $          $
--------           ----
Christopher B.
Wood (1)           2003   225,000       -                                500,000
                   2002   225,000       -
                   2001   180,000       -                              1,500,000

David P. Luci (2)  2003   205,200   25,000(3)                            500,000
                   2002      -          -
                   2001      -          -

Hugh Griffith (4)  2003   180,000   20,000                               300,000
                   2002      -          -
                   2001      -          -

Stuart Smith (5)   2003      -          -
                   2002   150,000       -                                    -
                   2001   150,000       -                                 500,000

--------------------------

(1) On April 30, 2001, Dr. Wood was granted options to purchase 1,500,000 shares of our common stock. The options are immediately exercisable and originally expired on April 30, 2004 but have been extended to April 30, 2006.
(2) On July 22, 2002, Mr. Luci was granted options to purchase 380,000 shares of our common stock. On March 31, 2003, in connection with the execution of an employment agreement between the Company and Mr. Luci, these options were cancelled and the Company issued options to purchase 500,000 shares of common stock at a then-current fair market value. Of these options, options to purchase 170,000 shares of our common stock are immediately exercisable and, subject to certain circumstances, options to purchase 110,000 shares of common stock vest and become exercisable on each of the first, second and third anniversaries of March 31, 2003, the grant date.
(3) The annual bonus of $57,000 was prorated for the portion of calendar year 2002 within which Mr. Luci was employed by the Company.
(4) On October 22, 2003, Mr. Griffith was granted options to purchase 300,000 shares of our common stock at a then-current fair market value. Of these options, options to purchase 100,000 shares of our common stock vest and become exercisable, subject to certain circumstances, on each of the first, second and third anniversaries of October 22, 2002, the grant date.
(5) On April 30, 2001, Mr. Smith was granted options to purchase 500,000 shares of our common stock. The options are immediately exercisable and originally expired on April 30, 2004 but have been extended to April 30, 2006. On September 30, 2002, Stuart Smith resigned from his position as Senior Vice President of the Company and his employment agreement was terminated.

                              EMPLOYMENT AGREEMENTS

        We have entered into employment agreements with each of our principal executive officers. Pursuant to these agreements, our executive officers agree to devote all or a substantial portion of their business and professional time efforts to our business as executive officers. The employment agreements provide for certain compensation packages, which include bonuses and other incentive compensation. The agreements also contain covenants restricting the employees from competing with us and our business and prohibiting them from disclosing confidential information about us and our business.

        On September 1, 1999, we entered into an employment agreement with Christopher B. Wood, M.D. under which he serves as our Chairman and Chief Executive Officer. The initial term of Dr. Wood's employment agreement is two years with automatic one-year extensions thereafter unless either party gives written notice to the contrary. On December 31, 2002, we entered into a new employment agreement with Dr. Wood, under which he continues to serve as our Chairman and Chief Executive Officer. Under this contract, the term is one year, with automatic one-year extensions thereafter unless either party provides written notice to the contrary. Dr. Wood's new employment agreement provides for an initial base salary of $225,000, a bonus as determined by the Board of Directors, health insurance and other benefits currently or in the future provided to key employees of the Company. If Dr. Wood's employment is terminated other than for cause or if he resigns for good reason or if a change of control occurs, he will receive a lump sum payment in an amount equal to his then current annual base salary and any and all unvested options will vest and immediately become exercisable.

        On January 1, 2000, we entered into an employment agreement with Stuart Smith under which he serves as our Senior Vice President. The initial term of Mr. Smith's employment agreement is two years, with automatic one-year extensions thereafter unless either party gives written notice to the contrary. Mr. Smith's agreement provides for an initial base salary of $150,000, a bonus as determined by the board of directors, life insurance benefits equal to his annual salary, health insurance and other benefits currently or in the future provided to our key employees. On September 30, 2002, Mr. Smith resigned from his position as Senior Vice President of the Company; his employment agreement was terminated and the Company agreed to issue shares of its common stock to Mr. Smith at the then current fair market value in satisfaction of all outstanding obligations of the Company to Mr. Smith pursuant to the employment agreement.

        On March 31, 2003, we entered into an employment agreement with David P. Luci, pursuant to which he serves as our Director of Finance, General Counsel and Corporate Secretary. The initial term of Mr. Luci's employment agreement is one-year, with automatic one-year extensions thereafter unless either party provides written notice to the contrary. If Mr. Luci's employment is terminated other than for cause or if he resigns for good reason or if a change of control occurs, he will receive a lump sum payment in an amount equal to 1.5 multiplied by the sum of (i) his then current annual base salary plus (ii) his then average annual bonus for the preceding two years and any and all unvested options will vest and immediately become exercisable.

                   STOCK OPTIONS AND LONG TERM INCENTIVE PLANS

        The following table sets forth information concerning option/SAR grants in our fiscal year ended June 30, 2003 to all individuals serving as (a) our chief executive officer, (b) each of our four other most highly compensated executive officers (other than our chief executive officer) at the end of our fiscal year ended June 30, 2003 whose total annual salary and bonus exceeded $100,000 for these periods, and (c) up to two additional individuals, if any, for whom disclosure would have been provided pursuant to (b) except that the individual(s) were not serving as our executive officers at the end of our fiscal year ended June 30, 2003:

------------------------------------------------------------------------------------------------------

                                Option/SAR Grants in Last Fiscal Year
                                         [Individual Grants]
------------------------------------------------------------------------------------------------------

Name                   Number of           Percent of total    Exercise or base     Expiration Date
                       securities          options/SARs        price ($/Share)
                       underlying          granted to
                       options/SARs        employees in
                       granted (#)         fiscal year
---------------------- ------------------- ------------------- -------------------- ------------------
Christopher B. Wood    500,000             36.5%               $1.45                12/31/12
---------------------- ------------------- ------------------- -------------------- ------------------

David P. Luci          500,000             36.5%               $0.74                3/31/13
---------------------- ------------------- ------------------- -------------------- ------------------

Hugh Griffith          300,000             21.9%               $1.45                10/23/12
---------------------- ------------------- ------------------- -------------------- ------------------

        There were no options/SARs exercised in our fiscal year ended June 30, 2003 by the named executive officers.


        The following table shows the June 30, 2003 fiscal year-end value of the stock options held by the Named Executive Officers.

                                          Year End 2003 Option/SAR Values

                                Number of Securities
                               Underlying Unexercised               Value of Unexercised In-the-Money
                              Options/SARs at Year End                Options/SARs at Year End (1)
                        ------------------------------------- --------------------------------------------
         Name              Exercisable      Unexercisable         Exercisable            Unexercisable
         ----              -----------      -------------         -----------            -------------
Christopher B. Wood         1,500,000         500,000              $1,455,000               $385,000
                             170,000          330,000                $251,600               $448,400
David P. Luci
                             100,000          200,000                 $77,000               $154,000
Hugh Griffith


----------------------------------

(1) Amounts shown reflect the excess of the market value of the underlying our common stock at year end based upon the $2.22 per share closing price on June 30, 2003 over the exercise prices for the stock options. The actual value, if any, an executive may realize is dependent upon the amount by which the market price of our common stock exceeds the exercise price when the stock options are exercised.

                      Equity Compensation Plan Information

        The following table provides information about the securities authorized for issuance under the Company's equity compensation plans as of June 30, 2003:

                                    Number of
                                  securities to                               Number of securities
                                  be issued upon                              remaining available
                                   exercise of          Weighted-average      for future issuance
                                   outstanding           exercise price           under equity
                                     options,            of outstanding        compensation plans
                                   warrants and        options, warrants     (excluding securities
                                      rights               and rights        reflected in column (a))
                                       (a)                    (b)                     (c)
------------------------------ --------------------  ---------------------  --------------------------
Equity compensation plans
   approved by security
   holders (1)                         --                     --                       --
Equity compensation plans
   not approved by security
   holders                          6,378,333               $1.30                      --

Total                               6,378,333               $1.30                      --



(1) At June 30, 3002, the Company had no equity compensation plans approved by security holders.

                COMPLIANCE WITH SECTION 16(A) OF THE EXCHANGE ACT

         Section 16(a) of the Exchange Act requires Bioenvision's directors and executive officers, and persons who own more than 10% of the outstanding equity securities of Bioenvision, to file initial reports of beneficial ownership and reports of changes in beneficial ownership of equity securities with the SEC and any national securities exchange on which equity securities are listed. These persons are required by SEC regulations to furnish Bioenvision with copies of all Section 16(a) forms they file.

        Based upon a review of filings made with the SEC and Bioenvision's records, Bioenvision believes that certain of its directors, executive officers or holders of more than 10% of the outstanding shares of common stock have not filed on a timely basis the reports required by Section 16(a) of the Exchange Act during, or with respect to, the year ended June 30, 2003.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

        The following table sets forth certain information regarding the beneficial ownership of common stock, as of November 10, 2003, by (i) each person whom we know to beneficially own 5% or more of the common stock, (ii) each of our directors, (iii) each person listed on the Summary Compensation Table set forth under "Executive Compensation" and (iv) all of our directors and executive officers. The number of shares of common stock beneficially owned by each stockholder is determined in accordance with the rules of the Commission and does not necessarily indicate beneficial ownership for any other purpose. Under these rules, beneficial ownership includes those shares of common stock over which the stockholder exercises sole or shared voting or investment power. The percentage ownership of the common stock, however, is based on the assumption, expressly required by the rules of the Commission, that only the person or entity whose ownership is being reported has converted or exercised common stock equivalents into shares of common stock; that is, shares underlying common stock equivalents are not included in calculations in the table below for any other purpose, including for the purpose of calculating the number of shares outstanding generally. The table below does not reflect the right of ILEX to purchase from us $1.0 million of our common stock at the then applicable market price within 30 days of the completion of the Phase II trial for Clofarabine, and an additional $2.0 million of our common stock at the then applicable market price within 30 days of submittal to the FDA of the NDA for Clofarabine.


                                                BENEFICIAL OWNERSHIP    CURRENT PERCENTAGE OF
NAME                                                  OF STOCK                CLASS (1)
Perseus-Soros Biopharmaceutical
Fund, LP (2)
888 Seventh Avenue, 29th Floor
New York, New York 10106....................        9,000,000                   33.02%

OrbiMed Advisors Inc. (3)
767 Third Avenue, 30th Floor
New York, New York 10017....................        3,000,000                   14.02%

Merlin Biomed Private Equity Fund LP (4)
230 Park Avenue, Suite 928
New York, New York 10169....................        1,000,002                    5.19%

DWS Investment GmbH (5)
Gruneburgweg M3-M5
60323 Frankfurt
Germany.....................................        1,299,999                    6.65%

SCO Capital Partners LLC (6)
1285 Avenue of the Americas, 35th Floor
New York, New York 10019....................        7,409,946                   36.07%

Kevin Leech (7)
The Old Chapel
Sacre Couer
Rouge Boullion
St Helier
Jersey, Channel Islands.....................        1,900,000                   10.13%

Bioaccelerate, Inc. (8)
PO Box 3175
Road Town
Tortolla
British Virgin Islands......................        1,227,272                    6.54%

Christopher B. Wood, M.D. (9)
c/o Bioenvision, Inc.
509 Madison Avenue, Suite 404
New York, New York 10022....................        3,957,342                   20.03%

Stuart Smith (10)
c/o Bioenvision, Inc.
509 Madison Avenue, Suite 404
New York, New York 10022....................          700,000                    3.73%



David P. Luci (11)
c/o Bioenvision, Inc.
509 Madison Avenue, Suite 404
New York, New York 10022...........................   170,000                    *

Hugh Griffith
c/o Bioenvision, Inc.
509 Madison Avenue, Suite 404
New York, New York 10022
                                                            0                    *
Ian Abercrombie
c/o Bioenvision
509 Madison Avenue, Suite 404
New York, New York 10022                                    0                    *

Thomas Scott Nelson (12)
c/o Bioenvision, Inc.
509 Madison Avenue, Suite 404
New York, New York 10022....................          287,523                    1.56%

Jeffrey B. Davis (13)
1285 Avenue of the Americas, 35th Floor
New York, New York  10019...................          749,243                    4.00%

Steven A. Elms
888 Seventh Avenue, 29th Floor
New York, New York 10106....................                0                       *

Andrew N. Schiff, M.D.
888 Seventh Avenue, 29th Floor
New York, New York 10106....................                0                       *

All Executive Officers and Directors as a
group (eight persons) (14)..................        6,364,108                   25.35%


----------------
* Represents holdings of less than one percent (1%).

(1) Based on a total of 17,417,739 shares of common stock outstanding as of September 15, 2002.

(2) Includes 3,000,000 shares of Series A Preferred Stock currently convertible into 6,000,000 shares of common stock at a conversion price of $1.50 and a warrant to purchase 3,000,000 shares of common stock exercisable at $2.00 per share for five years from May 8, 2002. Based upon information contained in its report on Schedule 13D filed with the Commission on May 20, 2002, Perseus-Soros BioPharmaceutical Fund, L.P. reported that Perseus-Soros BioPharmaceutical Fund, L.P. and Perseus-Soros Partners may be deemed to have sole power to direct the voting and disposition of the 9,000,000 shares of common stock. By virtue of the relationships between and among Perseus-Soros BioPharmaceutical Fund, L.P., Perseus-Soros Partners, LLC, Perseus BioTech Fund Partners, LLC, SFM Participation, L.P., SFM AH, Inc., Frank H. Pearl, George Soros, Soros Fund Management LLC, Perseus EC, LLC, Perseuspur, LLC, each of such Perseus entities, other than Perseus-Soros BioPharmaceutical Fund, L.P. and Perseus-Soros Partners, may be deemed to share the power to direct the voting and disposition of the 9,000,000 shares of common stock.

(3) Includes 669,964 shares of Series A Preferred Stock currently convertible into 1,339,928 shares of common stock at a conversion price of $1.50 and a warrant to purchase 669,964 shares of common stock exercisable at $2.00 per share for five years from May 16, 2002, both of which are held by Caduceus Private Investments, LP; 13,945 shares of Series A Preferred Stock currently convertible into 27,980 shares of common stock at a conversion price of $1.50 and a warrant to purchase 13,945 shares of common stock exercisable at $2.00 per share for five years from May 16, 2002, both of which are held by OrbiMed Associates LLC; and 316,091 shares of Series A Preferred Stock currently convertible into 632,182 shares of common stock at a conversion price of $1.50 and a warrant to purchase 316,091 shares of common stock exercisable at $2.00 per share for five years from May 16, 2002, both of which are held by PW Juniper Crossover Fund, L.L.C. Based upon information contained in its report on Schedule 13G filed with the Commission on June 21, 2002, OrbiMed Advisors Inc., OrbiMed Advisors LLC, OrbiMed Capital LLC and Samuel D. Isaly reported that they share the power to direct the voting and disposition of the 3,000,000 shares of common stock.

(4) Includes 333,334 shares of Series A Preferred Stock currently convertible into 666,668 shares of common stock at a conversion price of $1.50 and a warrant to purchase 333,334 shares of common stock exercisable at $2.00 per share for five years from May 8, 2002. Based upon information contained in its report on
Schedule 13G filed with the Commission on June 28, 2002, Merlin BioMed Private Equity Fund, L.P. reported that it shares the power to direct the voting and disposition of the 1,000,002 shares of common stock with Merlin BioMed Private Equity, LLC, its general partner and Dominique Semon, who is the sole managing member of the general partner.

(5) Includes 433,333 shares of Series A Preferred Stock currently convertible into 866,666 shares of common stock at a conversion price of $1.50 and a warrant to purchase 433,333 shares of common stock exercisable at $2.00 per share for five years from May 14, 2002.

(6) Includes a warrant to purchase 1,200,000 shares of common stock exercisable at $1.25 per share for five years from November 16, 2001; a warrant to purchase 688,333 shares of common stock exercisable at $1.50 per share for five years from May 8, 2002; a warrant to purchase 100,000 shares of common stock exercisable at $1.25 per share Financial Group LLC for five years from November 16, 2001 held by SCO; a warrant to purchase 150,000 shares of common stock exercisable at $1.25 per share for five years from November 16, 2001 held by the Sophie C. Rouhandeh Trust; and a warrant to purchase 150,000 shares of common stock exercisable at $1.25 per share for five years from November 16, 2001 held by the Chloe H. Rouhandeh Trust. Steven H. Rouhandeh, in his capacity as President of SCO Capital Partners LLC, has investment power and voting power with respect to these shares, but disclaims any beneficial ownership thereof.

(7) These shares are owned of record by Phoenix Ventures Limited, a Channel Islands (Jersey) corporation, which, to our knowledge, is wholly-owned by Kevin Leech. These shares include 500,000 options which are exercisable at $1.25 per share for the benefit of Phoenix Ventures Limited.

(8) Bioaccelerate, Inc. is a BVI corporation, owned of record by several private investors and includes options to acquire 500,000 shares of the common stock which are exercisable at $1.25 per share for five years from April 30, 2001. Barbara Platts, in her capacity as Managing Director of Bioaccelerate, Inc., has investment power and voting power with respect to these shares, but disclaims any beneficial ownership thereof.

(9) Includes 318,750 shares of common stock owned by Julie Wood, Dr. Wood's spouse, as to which Dr. Wood disclaims any beneficial interest, and 1,500,000 options which are exercisable at $1.25 for five years from April 30, 2001.

(10)Includes options to acquire 500,000 shares of the common stock which are exercisable at $1.25 per share for five years from April 30, 2001.

(11)Includes options to acquire 170,000 shares of common stock which are exercisable at $0.735 per share from March 31, 2003.

(12)Includes options to acquire 200,000 shares of the common stock which are exercisable at $1.25 per share for five years from April 30, 2001.

(13)Includes a warrant to purchase 250,000 shares of common stock exercisable at $1.50 per share for five years from May 8, 2002. Mr. Davis is the President of SCO Financial Group LLC, an affiliate of SCO Capital Partners LLC. Mr. Davis disclaims beneficial ownership of all shares of common stock deemed beneficially owned by SCO Capital Partners LLC.

(14)Includes shares of common stock owned by Christopher B. Wood,David P. Luci, Hugh Griffith, Ian Abercrombie, Thomas Nelson, Jeffrey Davis, Steven A. Elms and Andrew Schiff, M.D. Also includes (a) 318,750 shares of common stock owned by Julie Wood, Dr. Wood's spouse, as to which Dr. Wood disclaims any beneficial interest, (b) Christopher Wood's options to acquire 1,500,000 shares of common stock,(c) David Luci's options to acquire 170,000 shares of common stock, (d) Thomas Nelson's options to acquire 200,000 shares of common stock and (e) Jeffrey B. Davis' warrant to purchase 250,000 shares of common stock.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS.

        In August 2001 Bioenvision issued 208,333 shares at the rate of $1.25 per share in lieu of salary and consulting fees as follows: Christopher B. Wood, 98,684 shares; Thomas Nelson, 27,412 shares; and Stuart Smith, 82,237 shares.

        In August 2001, we obtained a $1 million line of credit facility, which expires in September 2002, from Jano Holdings Limited, one of our stockholders. This credit facility was terminated in May 2002.

        In October 2001, we issued 134,035 shares of common stock to officers as payment for salaries accrued to September 30, 2001.

        On November 16, 2001, we entered into an engagement letter with SCO Capital, pursuant to which SCO would act as our financial advisor. In connection with the engagement letter, we issued a warrant to purchase 100,000 shares of common stock at an exercise price of $1.25 per share, subject to certain anti-dilution adjustments. The warrants expire five years from the date of issuance. Pursuant to this engagement letter, among other things, SCO Capital performs investor relations services for the Company and earns a monthly fee of $9,000 per month in connection therewith.

        On November 16, 2001, in connection with securing a credit facility with SCO Capital, we issued warrants to purchase 1,500,000 shares of our common stock at a strike price of $1.25 per share, subject to certain anti-dilution adjustments. The warrants expire five years from the date of issuance. The credit facility with SCO Capital was terminated in May 2002.

        On February 5, 2002, we completed the acquisition of Pathagon Inc. In connection therewith, on February 1, 2002 we issued 7,000,000 shares of common stock to the former stockholders of Pathagon Inc.

        In May 2002, we completed a private placement pursuant to which we issued an aggregate of 5,916,666 shares of Series A convertible participating preferred stock for $3.00 per share and warrants to purchase an aggregate of 5,916,666 shares of common stock. An affiliate of SCO Capital Partners LLC, one of our stockholders, served as financial advisor to the Company in connection with this financing and earned a placement fee of approximately $1,200,000 in connection therewith. This affiliate of SCO Capital Partners LLC continues to serve as a financial advisor to the Company.

                                  ANNUAL REPORT

        The Company's annual report to stockholders is being concurrently distributed to stockholders herewith.

                                  OTHER MATTERS

        The management of the Company does not know of any other matters to come before the Annual Meeting. If, however, any other matters do come before the Annual Meeting, it is the intention of the persons designated as proxies to vote in accordance with their discretion on such matters.

                              STOCKHOLDER PROPOSALS

        Any Company stockholder who wishes to submit a stockholder proposal pursuant to Rule 14a-8 under the Exchange Act for inclusion in the Company's proxy statement and proxy card for the Company's 2004 annual meeting of stockholders must submit the proposal to the Company's Secretary no later than August 17, 2004. Such submissions should be delivered to the Company's principal executive offices at 507 Madison Avenue, New York, New York 10022, Attention:
David P. Luci.

                                                                      PROXY CARD
                                                                      ----------


                                BIOENVISION, INC.
                                -----------------

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF BIOENVISION, INC. FOR THE 2003 ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JANUARY 14, 2004.

The undersigned, as a stockholder of Bioenvision, Inc. (the "Company"), hereby appoints Christopher B. Wood, M.D. and David P. Luci, and each of them, with full power of substitution, as proxies to vote all shares of stock of the Company which the undersigned is entitled to vote through the execution of a proxy with respect to the 2003 Annual Meeting of Stockholders of the Company (the "Annual Meeting") to be held at the American Stock Exchange, 86 Trinity Place, New York, NY 10006, on January 14, 2003 at 12:00 p.m., local time, or any adjournment or postponement thereof, and authorizes and instructs said proxies to vote in the manner directed below.

HOLDERS OF SERIES A PREFERRED STOCK ONLY:

1. Amendment of Certificate of Incorporation: To amend our certificate of incorporation to (i)increase the authorized number of shares of our common stock from 50,000,000 to 70,000,000 and (ii)increase the authorized number of shares of our preferred stock from 10,000,000 to 20,000,000.

   FOR {  }                  AGAINST {  }                  ABSTAIN {  }


2. 2003 Stock Incentive Plan: To approve the adoption of our 2003 Stock Incentive Plan.

   FOR {  }                  AGAINST {  }                  ABSTAIN {  }


3. Election of Directors

                                    FOR                   WITHHELD
                                    {  }                    {  }

Nominees:

Christopher B. Wood, M.D.
Jeffrey B. Davis
Thomas Scott Nelson, C.A.
Steven A. Elms
Andrew Schiff, M.D.


WITHHELD FOR: (Write that nominee's name in the space provided):________________


4. In their discretion, to transact any other business as may properly come before the Annual Meeting.

HOLDERS OF COMMON STOCK ONLY:

1. Amendment of Certificate of Incorporation: To amend our certificate of incorporation to (i)increase the authorized number of shares of our common stock from 50,000,000 to 70,000,000 and (ii)increase the authorized number of shares of our preferred stock from 10,000,000 to 20,000,000.

   FOR {  }                  AGAINST {  }                  ABSTAIN {  }

2. 2003 Stock Incentive Plan: To approve the adoption of our 2003 Stock Incentive Plan.

   FOR {  }                  AGAINST {  }                  ABSTAIN {  }


3. Election of Directors

                                    FOR                   WITHHELD
                                    {  }                    {  }

Nominees:

Christopher B. Wood, M.D.
Jeffrey B. Davis
Thomas Scott Nelson, C.A.
Steven A. Elms
Andrew Schiff, M.D.


WITHHELD FOR: (Write that nominee's name in the space provided):________________


4. In their discretion, to transact any other business as may properly come before the Annual Meeting.

You may revoke or change your proxy at any time prior to its use at the Annual Meeting by giving the Company written direction to revoke it, by giving the Company a new proxy or by attending the Annual Meeting and voting in person. Your attendance at the Annual Meeting will not by itself revoke a proxy given by you. Written notice of revocation or subsequent proxy should be sent to Bioenvision, Inc. 509 Madison Ave., Suite 404, New York, New York 10022,
Attention: David P. Luci, so as to be delivered at or before the taking of the vote at the Annual Meeting.

(Continued and to be signed on the reverse side)

Returned proxy cards will be voted (1) as specified on the matters listed above;
(2) in accordance with the Board of Directors' recommendations where no specification is made; and (3) in accordance with the judgment of the proxies on any other matters that may properly come before the meeting. Please mark your choice like this: x

The shares represented by this Proxy will be voted in the manner directed and, if no instructions to the contrary are indicated, will be voted FOR the election of the named nominees and approval of the other proposal set forth above.

The undersigned hereby acknowledges receipt of the notice of the Annual Meeting and the proxy statement furnished therewith.

Print and sign your name below exactly as it appears hereon and date this card. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. Joint owners should each sign. If a corporation, please sign in full corporate name by president or authorized officer. If a partnership, please sign in partnership name by authorized person.



                       Date: ____________________________



                             ----------------------------
                             Signature (title, if any)


                             ----------------------------
                             Signature, if held jointly

                                                                        ANNEX A
                            CERTIFICATE OF AMENDMENT
                                       OF
                          CERTIFICATE OF INCORPORATION
                                       OF
                                BIOENVISION, INC.

                             Pursuant to Section 242
                        of the General Corporation Law of
                              the State of Delaware
                              ---------------------

        Bioenvision Inc. (hereinafter called the "Corporation"), a corporation duly organized and existing under and by virtue of the General Corporation Law of the State of Delaware, does hereby certify as follows:

        FIRST: That the Board of Directors of said Corporation (the "Board"), pursuant to a written action in lieu of a meeting, as filed with the minutes of the Board, duly adopted a resolution pursuant to Section 242 of the General Corporation Law of the State of Delaware setting forth an amendment to the Certificate of Incorporation of the Corporation and proposing and declaring said amendment to be advisable. The resolution setting forth the amendment is as follows:


        RESOLVED, that the certificate of incorporation be amended to read as follows:

                  "FOURTH. The total number of shares of all classes of capital stock which the corporation shall have the authority to issue is 90,000,000 shares consisting of: (1) 70,000,000 shares of Common Stock, par value $0.00l per share and (2) 20,000,000 shares of Preferred Stock, par value $0.001 per share. The Preferred Stock shall be issuable in one or more series with such powers, designations, preferences, rights, qualifications, limitations or restrictions as may be determined in the board's sole discretion, with no further authorization by stockholders required for the creation and issuance thereof. When required by law and in accordance with the provisions of Section 151 of the General Corporation Law of the State of Delaware, the board shall have the express authority to execute, acknowledge and file a certificate of designations, preferences, rights, qualifications, limitations or restrictions of the Preferred Stock."

               IN WITNESS WHEREOF, Bioenvision, Inc. has caused this Certificate to be signed by Christopher B. Wood, its Chairman and Chief Executive Officer, this _____ day of ______, 2003.


                                  Bioenvision, Inc.


                                  By:___________________________________
                                    Name:  Christopher B. Wood
                                    Title:  Chairman and Chief Executive Officer

                                                                         ANNEX B




                                BIOENVISION, INC.
                            2003 STOCK INCENTIVE PLAN

1.      PURPOSE.

               The Plan is intended to provide incentives to key Employees, directors and consultants of the Corporation, to encourage their proprietary interest in the Corporation, and to attract new Employees, directors and consultants with outstanding qualifications through providing select current and prospective key Employees, directors and consultants of the Corporation with the opportunity to acquire Shares.

2.      DEFINITIONS.

               Whenever the following terms are used in this Plan, they shall have the meaning specified below unless the context clearly indicates otherwise.

        (a)    "Act" shall mean the Securities Act of 1933, as amended.

        (b) "Administrator" shall mean the Board or the Compensation Committee, whichever shall be administering the Plan from time to time in the discretion of the Board, as described in Section 4 of the Plan.

        (c) "Award" shall mean any award made pursuant to this Plan, including Options, Restricted Shares and Performance Units.

        (d) "Award Agreement" shall mean any written document setting forth the terms and conditions of an Award, as prescribed by the Administrator.

        (e)    "Board" shall mean the Board of Directors of the Corporation.

        (f) "Cause" in respect of a Participant shall mean dishonesty, fraud, misconduct, unauthorized use or disclosure of confidential information or trade secrets, conviction or confession of a crime punishable by law (except misdemeanor violations), or engaging in practices contrary to stock "insider trading" policies of the Corporation, by such Participant, in each case as determined by the Administrator, with such determination to be conclusive and binding on such affected Participant and all other persons.

        (g) "Change of Control" shall mean the occurrence of any of the following: (i) the acquisition, directly or indirectly, by any individual or entity or group (as such term is used in Section 13(d)(3) of the Exchange Act) of beneficial ownership (as defined in Rule 13d-3 under the Exchange Act, except that such individual or entity shall be deemed to have beneficial ownership of all shares that any such individual or entity has the right to acquire without the happening or failure to happen of a material condition or contingency, other than the passage of time) of more than 50% of the aggregate outstanding voting power of capital stock of the Corporation in respect of the general power to elect directors; or (ii) (A) the Corporation consolidates with or merges into another entity or sells all or substantially all of its assets to any individual or entity, or (B) any corporation consolidates with or merges into the Corporation, which in either event (A) or (B) is pursuant to a transaction in which the holders of the Corporation's voting capital stock in respect of the general power to elect directors immediately prior to such transaction do not own, immediately following such transaction, at least a majority of the voting capital stock in respect of the general power to elect directors of the surviving corporation or the person or entity which owns the assets so sold.

        (h)    "Code" shall mean the Internal Revenue Code of 1986, as amended.

        (i) "Compensation Committee" shall mean the compensation committee of the Board.

        (j) "Common Stock" shall mean the Common Stock, par value $.001 per share, of the Corporation.

        (k) "Corporation" shall mean Bioenvision, Inc., a Delaware corporation, or any successor hereunder.

        (l) "Disability" shall mean the condition of a Participant who is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than twelve
               (12) months. The determination of whether a Participant is disabled shall be made in the Administrator's sole discretion.

        (m) "Employee" shall mean an individual whom the Corporation or a Subsidiary classifies as an employee for employment and payroll tax purposes.

        (n) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

        (o) "Exercise Price" shall mean the price per Share of Common Stock, determined by the Administrator, at which an Option may be exercised.

        (p) "Fair Market Value" shall mean shall mean (i) if the Shares are traded on a national securities exchange, the closing price for such Shares on the day immediately preceding the date of determination or if there is no closing price on such date, the last preceding closing price, (ii) if the Shares are not traded on a national securities exchange, the mean of the high bid and ask quotes of such Shares as reported in the NASDAQ/NMS reports or the National Quotation Bureau Inc.'s pink sheets or in the NASD Bulletin Board on the day immediately preceding the date of determination or if there were no high bid and ask quotes on such date, the last preceding day that there were, and (iii) if neither (i) or (ii) are applicable, as determined in good faith by the Administrator.

        (q) "Good Reason" in respect of a Participant shall mean the occurrence of any of the following events or conditions first occurring on or following a Change of Control:

               A change in the Participant's status, title, position or responsibilities (including reporting responsibilities) that represents a substantial reduction of the status, title, position or responsibilities in respect of the Corporation's business as in effect immediately prior thereto; the assignment to the Participant of substantial duties or responsibilities that are inconsistent with such status, title, position or responsibilities; or any removal of the Participant from or failure to reappoint or reelect the Participant to any of such positions, except in connection with the termination of the Participant's service for Cause, for Disability or as a result of his or her death, or by the Participant other than for Good Reason;

               A reduction in the Participant's annual base salary;

               The Corporation's requiring the Participant (without the Participant's consent) to be based at any place outside a 35-mile radius of his or her place of employment immediately prior to a Change of Control, except for reasonably required travel on the Corporation's business that is not materially greater than such travel requirements prior to such Change of Control;

               The Corporation's failure to (i) continue in effect any material compensation or benefit plan (or a reasonable replacement therefor) in which the Participant was participating immediately prior to a Change of Control, including, but not limited to the Plan, or (ii) provide the Participant with compensation and benefits at least equal (in terms of benefit levels and/or reward opportunities) to those provided for under each employee benefit plan, program and practice as in effect immediately prior to a Change of Control (or as in effect following the Change of Control, if greater); or

               Any material breach by the Corporation of any provision of the Plan.

        (r)    "Incentive Stock Option" shall mean an option described in
               Section 422(b) of the Code.

        (s) "Non-Employee Director" shall have the meaning assigned to this phrase in Rule 16b-3 of the Securities and Exchange Commission adopted under the Exchange Act.

        (t)    "Nonstatutory Stock Option" shall mean an option not described in
               Section 422(b) or 423(b) of the Code.

        (u) "Option" shall mean any stock option granted pursuant to the Plan.

        (v) "Option Profit" shall mean the amount (not less than zero) by which the Fair Market Value of a share of Common Stock subject to a Nonstatutory Stock Option on the date of a Participant's exercise of a Nonstatutory Stock Option exceeds the exercise price of such Nonstatutory Stock Option.

        (w) "Participant" shall mean any person who receives an Award pursuant to Sections 5(a), 8(a), 9(a) or 9(b) hereof.

        (x) "Performance Units" shall mean Awards granted pursuant to Section 9(a) or 9(b) hereof.

        (y) "Plan" shall mean this Bioenvision, Inc. 2003 Stock Incentive Plan, as it may be amended from time to time.

        (z) "Purchase Price" shall mean the Exercise Price times the number of Shares with respect to which an Option is exercised.

        (aa) "Restricted Shares" shall mean Shares awarded pursuant to Section 8 of this Plan.

        (bb) "Retirement" shall mean the voluntary cessation of employment by an Employee at such time as may be specified in the then current personnel policies of the Corporation, in the sole discretion of the Administrator or, in lieu thereof, upon the attainment of age sixty-five (65) and the completion of not less than twenty (20) years of service with the Corporation or a Subsidiary.

        (cc) "Share" shall mean one (1) share of Common Stock, adjusted in accordance with Section 11 of the Plan (if applicable).

        (dd)   "Subsidiary" shall mean any subsidiary corporation as defined in
               Section 424(f) of the Code, and shall include any entity as to which the Corporation directly or indirectly owns more than a forty percent (40%) interest.

3.      EFFECTIVE DATE.

        The Plan was adopted by the Board and became effective immediately on November 17, 2003, subject to the approval of the Corporation's stockholders pursuant to Section 17 of the Plan.

4.      ADMINISTRATION.

               The Plan shall be administered, in the discretion of the Board from time to time, by the Board or by the Compensation Committee. The Administrator shall from time to time at its discretion select the Participants who are to be granted Awards, determine the form of Award Agreements, determine the number of Shares to be subject to Awards to be granted to each Participant, designate an Award of Options as Incentive Stock Options or Nonstatutory Stock Options and determine to what extent the Award shall be transferable. The interpretation and construction by the Administrator of any provisions of the Plan or of any Award granted thereunder shall be final. No member of the Administrator shall be liable for any action or determination made in good faith with respect to the Plan or any Award granted thereunder.

               So long as the Common Stock is registered under Section 12 of the Exchange Act, then notwithstanding the first or second sentences of the immediately preceding paragraph, selection of officers and directors for participation and decisions concerning the timing, pricing and amount of an Award shall be made solely by the Board, or by the Compensation Committee, each of the members of which shall be a Non-Employee Director. If the Compensation Committee grants an Award to a person subject to Code Section 162(m), each member of the Compensation Committee shall be an "outside director" within the meaning of that section.

5.      PARTICIPATION.

        (a)    Eligibility.

               The Participants shall be such Employees (who may be officers, whether or not they are directors) and directors of or consultants to the Corporation or a Subsidiary (whether or not they are Employees) as the Administrator may select subject to the terms and conditions of Section 5(b) below; provided that directors or consultants who are not also Employees shall not be eligible to receive Incentive Stock Options.



        (b)    Ten-Percent Stockholders.

               A Participant who owns more than ten percent (10%) of the total combined voting power of all classes of outstanding stock of the Corporation, its parent or any of its Subsidiaries shall not be eligible to receive an Incentive Stock Option unless (i) the Exercise Price of the Shares subject to such Option is at least one hundred ten percent (110%) of the Fair Market Value of such Shares on the date of grant and (ii) such Option by its terms is not exercisable after the expiration of five (5) years from the date of grant.



        (c)    Stock Ownership.

               For purposes of Section 5(b) above, in determining stock ownership, a Participant shall be considered as owning the stock owned, directly or indirectly, by or for his or her brothers and sisters (by whole or half blood), spouse, ancestors and lineal descendants. Stock owned, directly or indirectly, by or for a corporation, partnership, estate or trust shall be considered as being owned proportionately by or for its stockholders, partners or beneficiaries. Stock with respect to which such

Participant holds an Option or any other option if (as of the time the Option or such other option is granted) the terms of such Option or other option provide that it will not be treated as an Incentive Stock Option, shall not be counted.



        (d)    Outstanding Stock

               For purposes of Section 5(b) above, "outstanding stock" shall include all stock actually issued and outstanding immediately after the grant of the Option to the Participant . "Outstanding stock" shall not include shares authorized for issuance under outstanding Options held by the Participant or by any other person.



6.      STOCK.

               The stock subject to Awards granted under the Plan shall be Shares of the Corporation's authorized but unissued or reacquired Shares of Common Stock. The aggregate number of Shares as to which Awards may be granted shall be 3,000,000. Notwithstanding the foregoing, the maximum number of shares of Common Stock for which Incentive Stock Options may be granted under the Plan shall not exceed 3,000,000 shares of Common Stock, reduced by the sum of all Shares previously issued pursuant to Incentive Stock Option Awards and by the aggregate number of Shares of Common Stock subject to then-outstanding Incentive Stock Options. For purposes of the limitations set forth in this Section, if any portion of an Award is forfeited, canceled, reacquired by the Company, satisfied without the issuance of Common Stock or otherwise terminated, the shares of Common Stock underlying such portion of the Award shall be added back to the shares of Common Stock available for issuance under the Plan. The limitations established by this Section 6 shall be subject to adjustment in the manner provided in Section 11 hereof upon the occurrence of an event specified therein.



7. TERMS AND CONDITIONS OF OPTIONS.

        (a)    Award Agreements.

               Options shall be evidenced by written Award Agreements in such form as the Administrator shall from time to time determine. Such agreements need not be identical but shall comply with and be subject to the terms and conditions set forth below. No Option shall be effective until the applicable Award Agreement is executed by both parties thereto.



        (b)    Participant's Undertaking.

               Each Participant shall agree to remain in the employ or service of the Corporation and to render services for a period as shall be determined by the Administrator, from the date of the granting of the Option, but such agreement shall not impose upon the Corporation any obligation to retain the Participant in their employ or service for any period.



        (c)    Number of Shares.

               Each Option shall state the number of Shares to which it pertains and shall provide for the adjustment thereof in accordance with the provisions of Section 11 hereof.

        (d)    Exercise Price.

               Each Option shall state the Exercise Price. The Exercise Price shall not be less than the Fair Market Value on the date of grant and, in the case of an Incentive Stock Option granted to a Participant described in Section 5(b) hereof, shall not be less than one hundred ten percent (110%) of the Fair Market Value on the date of grant.



        (e)    Medium and Time of Payment.

               The Purchase Price shall be payable in full in United States dollars upon the exercise of the Option; provided, however, that if the applicable Award Agreement so provides, or the Administrator, in its sole discretion otherwise approves therefor, the Purchase Price may be paid by the surrender of Shares in good form for transfer, owned by the person exercising the Option for at least six months (subject to the Administrator's discretion to waive this six-month requirement) and having a Fair Market Value on the date of exercise equal to the Purchase Price, or in any combination of cash and Shares, as long as the sum of the cash so paid and the Fair Market Value of the Shares so surrendered equals the Purchase Price.



               Payment of any tax withholding requirements may be made, in the discretion of the Administrator, (i) in cash, (ii) by delivery of Shares registered in the name of the Participant, or by the Corporation not issuing such number of Shares subject to the Option, having a Fair Market Value at the time of exercise equal to the amount to be withheld or (iii) any combination of
(i) and (ii) above. If the Corporation is required to register under Section
207.3 of Regulation G of the Board of Governors of the Federal Reserve System (Title 12 Code of Federal Regulations Part 207), then so long as such registration is in effect, the credit extended by the Corporation to a Participant for the purpose of paying the Purchase Price shall conform to the requirements of such Regulation G.



               Upon a duly made deferral election by a Participant eligible to participate under the Corporation's Deferred Compensation Plan, Shares otherwise issuable to the Participant upon the exercise of a Nonstatutory Stock Option and payment of the Purchase Price by the surrender of Shares (or by the payment of cash if an Award Agreement so provides or if the Administrator exercises its discretion to accept cash) in accordance with the first paragraph of this
Section 7(e), will not be delivered to the Participant. In lieu of delivery of such Shares, the Common Stock Account (as defined in the Corporation's Deferred Compensation Plan) of the Participant maintained pursuant to the Corporation's Deferred Compensation Plan shall be credited with a number of stock units having a value, calculated pursuant to such plan, equal to the Option Profit associated with the exercised Nonstatutory Stock Option. Such deferral of Option Profit under the Corporation's Deferred Compensation Plan is available to Participants only if the Shares surrendered in payment of the Purchase Price upon the exercise of a Nonstatutory Stock Option have been held by the Participant for at least six months (or by the payment of cash if an Award Agreement so provides or if the Administrator exercises its discretion to accept cash).

        (f)    Term of Options.

               Each Option shall state the time or times when all or part thereof becomes exercisable. No Option shall be exercisable after the expiration of ten (10) years (or less, in the discretion of the Administrator) from the date it was granted, and no Incentive Stock Option granted to a Participant described in Section 5(b) hereof shall be exercisable after the expiration of five (5) years (or less, in the discretion of the Administrator) from the date it was granted.

        (g)    Cessation of Service (Except by Death, Disability or Retirement).

               Except as otherwise provided in this Section 7, an Option may only be exercised by Participants who have remained continuously in service as an Employee, director or consultant with the Corporation since the date of grant of the Option. If a Participant ceases to be an Employee, director or consultant for any reason other than his or her death, Disability or Retirement, such Participant shall have the right, subject to the restrictions referred to in
Section 7(f) above, to exercise the Option at any time within ninety (90) days (or such shorter period as the Administrator may determine in an Award Agreement) after cessation of service, but, except as otherwise provided in the applicable Award Agreement, only to the extent that, at the date of cessation of service, the Participant's right to exercise such Option had accrued pursuant to the terms of the applicable Award Agreement and had not previously been exercised. The foregoing notwithstanding: (i) unless otherwise provided in an Award Agreement or in the sole discretion of the Administrator, the Option shall cease to be exercisable on the date of such cessation of service if such cessation arises by reason of termination for Cause; and (ii) an Award Agreement may provide that the Option shall cease to be exercisable on the date of such cessation of service if the Participant following cessation becomes an employee, director or consultant of a person or entity that the Administrator, in its sole discretion, determines is in direct competition with the Corporation or a Subsidiary.

               For purposes of this Section 7(g) the service relationship shall be treated as continuing intact while the Participant is on military leave, sick leave or other bona fide leave of absence (to be determined in the sole discretion of the Administrator). The foregoing notwithstanding, service shall not be deemed to continue beyond the ninetieth (90th) day after the Participant ceased active service, unless the Participant's reemployment rights are guaranteed by statute or by contract or the Administrator determines in its discretion that the Participant's service shall be treated as continuing for a term stated in writing.

        (h)    Death of Participant.

               If a Participant dies while a Participant, or after ceasing to be a Participant but during the period in which he or she could have exercised the Option under this Section 7, and has not fully exercised the Option, then the Option may be exercised in full, subject to the restrictions referred to in
Section 7(f) above, at any time within twelve (12) months (or such shorter period as the Administrator may determine) after the Participant's death by the executor or administrator of his or her estate or by any person or persons who have acquired the Option directly from the Participant by bequest or inheritance, but, except as otherwise provided in the applicable option agreement, only to the extent that, at the date or death, the Participant's right to exercise such Option had accrued and had not been forfeited pursuant to the terms of the applicable Award Agreement and had not previously been exercised.

        (i)    Disability of Participant.

               If a Participant ceases to be an Employee, director or consultant by reason of Disability, such Participant shall have the right, subject to the restrictions referred to in Section 7(f) above, to exercise the Option at any time within twelve (12) months (or such shorter period as the Administrator may determine) after such cessation of service, but, except as provided in the applicable Award Agreement, only to the extent that, at the date of such cessation of service, the Participant's right to exercise such Option had accrued pursuant to the terms of the applicable Award Agreement and had not previously been exercised.

        (j)    Retirement of Participant.

               If a Participant ceases to be an Employee by reason of Retirement, such Participant shall have the right, subject to the restrictions referred to in Section 7(f) above, to exercise the Option at any time within ninety (90) days (or such longer or shorter period as the Administrator may determine) after cessation of employment, but only to the extent that, at the date of cessation of employment, the Participant's right to exercise such Option had accrued pursuant to the terms of the applicable option agreement and had not previously been exercised.

        (k)    Limitation on Incentive Stock Options

               If the aggregate Fair Market Value (determined as of the date an Option is granted) of the stock with respect to which Incentive Stock Options are exercisable for the first time by any Participant during any calendar year under this Plan and all other plans maintained by the Corporation, its parent or its Subsidiaries, exceeds $100,000, the Option shall be treated as a Nonstatutory Stock Option with respect to the stock having an aggregate Fair Market Value exceeding $100,000.

        (l)    Other Provisions.

               The Award Agreements authorized under the Plan may contain such other provisions not inconsistent with the terms of the Plan (including, without limitation, restrictions upon the exercise of the Option or the transfer of Shares of stock following exercise of the Option) as the Administrator shall deem advisable.

8.      Restricted Share Awards

        (a)    Grants.

               The Administrator shall have the discretion to grant Restricted Shares to Participants. As promptly as practicable after a determination is made that an Award of Restricted Shares is to be made, the Administrator shall notify the Participant in writing of the grant of the Award, the number of Shares covered by the Award, and the terms upon which the Shares subject to the Award may be earned. The date on which the Administrator so notifies the Participant shall be considered the date of grant of the Restricted Shares. The Administrator shall maintain records as to all grants of Restricted Shares under the Plan.

        (b)    Earning Shares.

               Each Award Agreement for Restricted Shares shall state the time or times, and the conditions or circumstances under which, all or part of the Restricted Shares shall be earned and become nonforfeitable by a Participant.

        (c)    Accrual of Dividends.

               Unless otherwise provided in an Award Agreement, on the last day of each fiscal year of the Corporation, the Administrator shall credit to the Participant's Restricted Share account under the Plan a number of Restricted Shares having a Fair Market Value, on that date, equal to the sum of any cash and stock dividends paid on Restricted Shares previously credited to the Participant's account during such fiscal year. The Administrator shall hold each Participant's Restricted Shares until distribution is required pursuant to subsection (d) hereof.

        (d)    Distribution Of Restricted Shares.

                Timing of Distributions; General Rule. Except as otherwise expressly stated in this Plan, the Administrator shall distribute Restricted Shares and any Restricted Shares attributable to accumulated cash or stock dividends thereon to the Participant or his or her beneficiary, as the case may be, as soon as practicable after they have been earned. No fractional shares shall be distributed.

                Form of Distribution. The Administrator shall distribute all Restricted Shares, together with any Shares representing dividends, in the form of Common Stock. One Share shall be given for each Restricted Share earned.

9. PERFORMANCE UNITS

               (a) Performance Units. A Performance Unit is an Award denominated in cash, the amount of which may be based on the achievement of specific goals with respect to Corporation, Subsidiary or individual performance over a specified period of time. The maximum amount of such compensation that may be paid to any one Participant with respect to any one Performance Period (hereinafter defined) shall be $50,000. Performance Units may be settled in Shares (based on their Fair Market Value at the time of settlement, unless an Award Agreement provides otherwise) or cash or both, and may be awarded by the Administrator to Employees, directors or consultants to the Corporation or its Subsidiaries.

               (b) Performance Compensation Awards.

                      (1) The Administrator may, at the time of grant of a Performance Unit or Restricted Share Award, designate such Award as a "Performance Compensation Award" in order that such Award constitutes qualified performance-based compensation under Code Section 162(m), in which event the Administrator shall have the power to grant such Awards upon terms and conditions that qualify such awards as "qualified performance-based compensation" within the meaning of Code Section 162(m). With respect to each such Performance Compensation Award, the Administrator shall establish, in writing, a Performance Period, Performance Measure(s) (hereinafter defined), and Performance Formula(s) (hereinafter defined). Once established for a Performance Period, such items shall not be amended or otherwise modified to the extent such amendment or modification would cause the compensation payable pursuant to the Award to fail to constitute qualified performance-based compensation under Code
Section 162(m).



                      (2) A Participant shall be eligible to receive payment in respect of a Performance Compensation Award only to the extent that the Performance Measure(s) for such Award are achieved and the Performance Formula as applied against such Performance Measure(s) determines that all or some portion of such Participant's Award has been earned for the Performance Period. As soon as practicable after the close of each Performance Period, the Administrator shall review and certify in writing whether, and to what extent, the Performance Measure(s) for the Performance Period have been achieved and, if so, determine and certify in writing the amount of the Performance Compensation Award to be paid to the Participant and, in so doing, may use negative discretion to decrease, but not increase, the amount of the Award otherwise payable to the Participant based upon such performance. The maximum Performance Compensation Award for any one Participant for any one Performance Period shall be 25,000 performance Restricted Shares or $50,000.

               (c)    Definitions.

                      (1) "Performance Formula" means, for a Performance Period, one or more objective formulas or standards established by the Administrator for purposes of determining whether or the extent to which an Award has been earned based on the level of performance attained or to be attained with respect to one or more Performance Measure(s). Performance Formulas may vary from Performance Period to Performance Period and from Participant to Participant and may be established on a stand-alone basis, in tandem or in the alternative.

                      (2) "Performance Measure" means one or more of the following selected by the Administrator to measure Corporation, Subsidiary and/or business unit performance for a Performance Period, whether in absolute or relative terms (including, without limitation, terms relative to a peer group or index): basic or diluted earnings per share; sales or revenue; earnings before interest and taxes (in total or on a per share basis); net income; returns on equity, assets, capital, revenue or similar measure; economic value added; working capital; total stockholder return; and product development, product market share, research, licensing, litigation, human resources, information services, mergers, acquisitions, sales of assets or subsidiaries. Each such measure shall be to the extent applicable, determined in accordance with generally accepted accounting principles as consistently applied by the Corporation (or such other standard applied by the Administrator) and, if so determined by the Administrator, and in the case of a Performance Compensation Award, to the extent permitted under Code Section 162(m), adjusted to omit the effects of extraordinary items, gain or loss on the disposal of a business segment, unusual or infrequently occurring events and transactions and cumulative effects of changes in accounting principles. Performance Measures may vary from Performance Period to Performance Period and from Participant to Participant and may be established on a stand-alone basis, in tandem or in the alternative.

                      (3) "Performance Period" means one or more periods of time (of not less than one fiscal year of the Corporation), as the Administrator may designate, over which the attainment of one or more Performance Measure(s) will be measured for the purpose of determining a Participant's rights in respect of an Award.

10. TERM OF PLAN.

               Awards may be granted pursuant to the Plan until the expiration of the Plan ten years after the date (specified in Section 3) on which the Plan received Board approval.

11. RECAPITALIZATIONS; CHANGE OF CONTROL.

               (a) Adjustments in Respect of Recapitalizations and Other Corporate Transactions.

               The number of Shares covered by the Plan as provided in Section 6 hereof, the number of Shares covered by each outstanding Award and the Exercise Price of Options shall be proportionately adjusted for any increase or decrease in the number of issued Shares resulting from a subdivision or consolidation of Shares or a stock split or the payment of a stock dividend (but only of Common Stock) or any other increase or decrease in the number of issued Shares effected without receipt of consideration by the Corporation.

               If the Corporation shall merge with another corporation and the Corporation is the surviving corporation in such merger and under the terms of such merger the shares of Common Stock outstanding immediately prior to the merger remain outstanding and unchanged, each outstanding Award shall continue to apply to the Shares subject thereto and shall also pertain and apply to any additional securities and other property, if any, to which a holder of the number of Shares subject to the Award would have been entitled as a result of the merger. If the Corporation sells all, or substantially all, of its assets, or the Corporation merges (other than a merger of the type described in the immediately preceding sentence) or consolidates with another corporation, this Plan and each Award shall terminate; provided that in such event (i) each Participant to whom no replacement Award has been tendered by the surviving or acquiring corporation (or the parent corporation of the surviving or acquiring corporation) in accordance with all of the terms of clause (ii) immediately below, shall receive immediately before the effective date of such sale, merger or consolidation, unrestricted Shares equal to the number of Restricted Shares and the value of any Performance Units to which the Participant is then entitled (regardless of any vesting condition), and shall have the right, for a period of at least thirty days, until five days before the effective date of such sale, merger or consolidation, to exercise, in whole or in part (in the discretion of the Participant), any unexpired Option or Options issued to him or her, without regard to the installment or vesting provisions of any option agreement, or (ii) in its sole and absolute discretion, the surviving or acquiring corporation (or the parent corporation of the surviving or acquiring corporation) may, but shall not be obligated to, (I) tender to all Participants with then Restricted Shares, an award of restricted shares of the surviving or acquiring corporation (or the parent corporation of the surviving or acquiring corporation), tender to all Participants with then Performance Units, an award of performance units of the surviving or acquiring corporation (or the parent corporation of the surviving or acquiring corporation), and tender to Participants with outstanding Options under the Plan an option or options to purchase shares of the surviving or acquiring corporation (or of the parent corporation of the surviving or acquiring corporation), in which each new award or awards contain such terms and provisions as shall be required substantially to preserve the rights and benefits of all Awards then held by such Participants or, (II) permit Participants to receive unrestricted Shares with respect to any Restricted Shares (regardless of any vesting condition) immediately before the effective date of the transaction, permit Participants to receive cash with respect to value of any Performance Units (regardless of any vesting condition) immediately before the effective date of the transaction, honor deferral elections that Participants make pursuant to Section 8(e), and grant the choice to all Participants with then outstanding Options of (A) exercising the Options in full as described in clause (i) above or (B) receiving a replacement Option as set forth in clause (ii)(I). A dissolution or liquidation of the Corporation, other than a dissolution or liquidation immediately following a sale of all or substantially all of the assets of the Corporation, which shall be governed by the immediately preceding sentence, shall cause each Award to terminate. In the event a Participant receives any unrestricted Shares in satisfaction of Restricted Shares, any payment in satisfaction of Performance Units, or exercises any unexpired Option or Options prior to the effectiveness of a sale of all or substantially all of the Corporation's assets or a merger or consolidation of the Corporation with another corporation in accordance with clause (i) of this Section 11, such receipt of unrestricted Shares, such payment, or exercise of any Option or Options shall be subject to the consummation of such sale, merger or consolidation. If such sale, merger or consolidation is not consummated, any otherwise unearned Restricted Shares shall be deemed not to have been distributed to the Participant, any payment made to satisfy Performance Units shall be returned to the Corporation, and any otherwise unexpired Option or Options shall be deemed to have not been exercised, and the Participant and the Corporation shall take all steps necessary to achieve this effect including, without limitation, the Participant delivering to the Corporation the stock certificate representing the Shares issued with respect to Restricted Shares, the return to the Corporation of any payments made to the Participant, or upon the exercise of the Option, endorsed in favor of the Corporation, and the Corporation returning to the Participant the consideration representing the Purchase Price paid by the Participant upon the exercise of the Option.

               To the extent that the foregoing adjustments relate to securities of the Corporation, such adjustments shall be made by the Administrator, whose determination shall be conclusive and binding on all persons.

               Except as expressly provided in this Section 11, the Participant shall have no rights by reason of any subdivision or consolidation of shares of stock of any class, the payment of any stock dividend or any other increase or decrease in the number of shares of stock of any class or by reason of any dissolution, liquidation, merger or consolidation or spin-off of assets or stock of another corporation, and any issue by the Corporation of shares of stock of any class, or securities convertible into shares of stock of any class, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or Exercise Price of Shares subject to an Option or the number or type of Shares subject to an Award of Restricted Shares.

               The grant of an Award pursuant to the Plan shall not affect in any way the right or power of the Corporation to make adjustments, reclassifications, reorganizations or changes of its capital or business structure, to merge or consolidate or to dissolve, liquidate, sell or transfer all or any part of its business or assets.

               (b) Acceleration under Certain Circumstances Following a Change of Control.

               Notwithstanding any other provision of the Plan to the contrary and except as otherwise expressly provided in the applicable Award Agreement, the restrictions relating to any Restricted Shares, the vesting of any Performance Units, the vesting or similar installment provisions relating to the exercisability of any Option, and the restrictions, vesting or installment provisions relating to any replacement award tendered to a Participant pursuant to or as a result of, or relating to, a transaction described in the second paragraph of Section 11(a) hereof shall be waived or accelerated, as the case may be, and the Participant shall receive unrestricted Shares with respect to any Restricted Shares, a payment with respect to the value of any Performance Units, or a similar replacement award, and shall have the right, for a period of at least thirty days, to exercise such an Option or replacement option in the event the Participant's employment with or services for the Corporation should terminate within two years following a Change of Control, unless such employment or services are terminated by the Corporation for Cause or by the Participant voluntarily without Good Reason, or such employment or services are terminated due to the death or Disability of the Participant. Notwithstanding the foregoing, no Incentive Stock Option shall become exercisable pursuant to the foregoing without the Participant's consent, if the result would be to cause such option not to be treated as an Incentive Stock Option.

12.     RIGHTS AS A stockholder; NONTRANSFERABILITY.

        (a) A Participant or a transferee of an Award shall have no rights as a stockholder with respect to any Shares covered by such Award until the date of the issuance of a stock certificate to such Participant or transferee for such Shares. No adjustments shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions or other rights for which the record date is prior to the date such stock certificate is issued, except as provided in Section 8(c) or Section 11 hereof.

        (b) Awards are nontransferable except as provided in this paragraph and as the Administrator may otherwise provide. Awards may be transferred by will or by the laws of descent and distribution. Unless otherwise provided in an Award Agreement, a Participant may give an Award that is not an Incentive Stock Option to an immediate family member, to a partnership or trust solely benefiting the Participant or immediate family members, or to an inter vivos trust or testamentary trust from which the Award (or the Award proceeds) will be transferred after the Participant's death. An immediate family member is a Participant's natural or adopted child, stepchild, grandchild, parent, stepparent, grandparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law. A transfer shall not relieve a Participant from his or her obligations under this Plan or the applicable Award Agreement with respect to the transferred Award or Award proceeds.

13.     AGREEMENT BY PARTICIPANT REGARDING WITHHOLDING TAXES

        (a) No later than the date of exercise of any Option, the distribution of Shares to a Participant pursuant to a Restricted Share Award, or the payment of any Performance Units, the Participant shall pay to the Corporation or make arrangements satisfactory to the Administrator regarding payment of any federal, state or local taxes of any kind required by law to be withheld, and may satisfy minimum withholding consequences through the surrender of shares subject to the Award; provided that an Award Agreement may provide, or the Administrator may in its discretion permit, a Participant to surrender Shares (including any Shares subject that the Participant has the present right to receive pursuant to the Award) having a Fair Market Value equal to the minimum statutory tax withholding associated with the Award giving rise to the taxable income.

        (b) The Corporation shall, to the extent permitted or required by law, have the right to deduct from any payment of any kind otherwise due to the Participant any federal, state or local taxes of any kind required by law to be withheld with respect to an Award.

14.     SECURITIES LAW REQUIREMENTS.

        (a)    Legality of Issuance.

               No Shares shall be issued pursuant to any Award unless and until the Corporation has determined that:

                          1. it and the Participant have taken all actions
                             required to register the offer and sale of the Shares under the Act, or to perfect an exemption from the registration requirements thereof;

                          2. any applicable listing requirement of any stock
                             exchange on which the Common Stock is listed has been satisfied; and

                          3. any other applicable provision of state or Federal
                             law has been satisfied.

        (b)    Restrictions on Transfer; Representations of Participant;
               Legends.

               Regardless of whether the offering and sale of Shares under the Plan has been registered under the Act or has been registered or qualified under the securities laws of any state, the Corporation may impose restrictions upon the sale, pledge or other transfer of such Shares (including the placement of appropriate legends on stock certificates) if, in the judgment of the Corporation and its counsel, such restrictions are necessary or desirable in order to achieve compliance with the provisions of the Act, the securities laws of any state or any other law. In the event that the sale of Shares under the Plan is not registered under the Act but an exemption is available which requires an investment representation or other representation, each Participant shall be required to represent that any Shares being acquired by the Participant are being acquired for investment, and not with a view to the sale or distribution thereof, and to make such other representations as are deemed necessary or appropriate by the Corporation and its counsel. Stock certificates evidencing Shares acquired under the Plan pursuant to an unregistered transaction shall bear the following restrictive legend (or similar legend in the discretion of the Administrator) and such other restrictive legends as are required or deemed advisable under the provisions of any applicable law:

        "THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. THESE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO DISTRIBUTION AND MAY NOT BE OFFERED FOR SALE, SOLD, PLEDGED OR OTHERWISE TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR SUCH SECURITIES UNDER THE SECURITIES ACT OF 1933 OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY IN FORM AND CONTENT TO THE ISSUER THAT SUCH REGISTRATION IS NOT REQUIRED UNDER SUCH ACT."

               Any determination by the Corporation and its counsel in connection with any of the matters set forth in this Section 13 shall be conclusive and binding on all persons.

        (c)    Registration or Qualification of Securities.

               The Corporation may, but shall not be obligated to, register or qualify the sale of Shares under the Act or any other applicable law. The Corporation shall not be obligated to take any affirmative action in order to cause the sale of Shares under the Plan to comply with any law.

        (d)    Exchange of Certificates.

               If, in the opinion of the Corporation and its counsel, any legend placed on a stock certificate representing Shares sold under the Plan is no longer required, the holder of such certificate shall be entitled to exchange such certificate for a certificate representing the same number of Shares but without such legend.

15.     AMENDMENT OF THE PLAN; MODIFICATION OF AWARDS.

               The Board may from time to time, with respect to any Shares at the time not subject to Awards, suspend or discontinue the Plan or revise or amend it in any respect whatsoever.

Within the limitations of the Plan, the Administrator may modify any Award, accelerate the vesting of any Restricted Share Award or the rate at which an Option may be exercised, or extend or renew outstanding Options. The foregoing notwithstanding, no modification of an Award shall, without the consent of the Participant, adversely alter or impair any rights or obligations under any Award previously granted to the Participant.

16.     APPLICATION OF FUNDS.

               The proceeds received by the Corporation from the sale of Common Stock pursuant to the exercise of an Option will be used for general corporate purposes.



17.     APPROVAL OF STOCKHOLDERS.

               The adoption of this restated Plan is subject to approval by the stockholders of the Corporation.

18.     EXECUTION.

               To record the adoption of the amended and restated Plan by the Board on November 17, 2003 the Corporation has caused its authorized officers to affix the corporate name and seal hereto.



                                       BIOENVISION, INC.

                                       By:  __________________________________
                                            Name:
                                            Title:

                                       By:  __________________________________
                                             Name:
                                             Title:

                                                                         ANNEX C

                                BIOENVISION, INC.

                             Audit Committee Charter

I.      Organization

        This charter governs the operations of the Audit Committee of the Board of Directors of Bioenvision Inc. (the "Company"). The Committee shall review and reassess this Charter at least annually and obtain the approval of the Board of Directors of the Company (the "Board"). The Committee shall comprise at least three Directors appointed by the Board of Directors. Each member of the Committee shall be independent of management and the Company, in accordance with the Nasdaq Marketplace Rules. Generally, members of the Committee shall be considered independent if they have no relationship that may interfere with the exercise of their independence from management and the Company. All Committee members must be able to read and understand fundamental financial statements, including the Company's consolidated balance sheet, statement of earnings, statements of stockholders' equity and comprehensive income and statements of cash flows. At least one member shall have past employment experience in finance or accounting, requisite professional certification in accounting, or other comparable experience or background, including a current or past position as a chief executive or financial officer or other senior officer with financial oversight responsibilities.

II.     Statement of Policy

        The Audit Committee shall provide assistance to the Board of Directors in fulfilling their oversight responsibility to the stockholders, potential stockholders and the investment community relating to corporate accounting, reporting practices of the Company and the quality and integrity of the financial reports of the Company. In so doing, the Committee is responsible for maintaining free and open communication between the Committee, independent auditors, the internal auditors and management of the Company. In discharging its oversight role, the Committee is empowered to investigate any matter brought to its attention with full access to all books, records, facilities, and personnel of the Company and the power to retain outside counsel or other experts for this purpose.

III.    Meetings

        The Committee shall meet at least [4] times a year and as many additional times as the Committee deems necessary. The Committee will meet in separate executive sessions with the chief financial officer, independent auditors and internal auditors at least once each year and at other times when considered appropriate. The Committee shall maintain minutes or other records of its meetings and other activities.

IV.     Responsibilities and Processes

A.      General

        The primary responsibility of the Audit Committee is to oversee the Company's financial reporting process on behalf of the Board and report the results of their activities to the Board. Management is responsible for preparing the Company's financial statements and the independent auditors are responsible for auditing those financial statements. The Committee in carrying out its responsibilities believes its policies and procedures should remain flexible, in order to best react to changing conditions and circumstances. The Committee should take the appropriate actions to set the overall corporate "tone" for quality financial reporting, sound business, risk practices, and ethical behavior. Additionally, the Committee shall investigate any matter brought to its attention within the scope of its duties, with the power to retain outside counsel for this purpose if, in its judgment, that is appropriate.

B.      Independence of Auditors

        The Committee shall have a clear understanding with management and the independent auditors that the independent auditors are ultimately accountable to the Board and the Audit Committee, as representatives of the Company's stockholders, The Committee shall have the ultimate authority and responsibility to evaluate and, where appropriate, replace the independent auditors. The Committee shall discuss with the auditors their independence from management and the Company and receive from the auditors, at least annually, a formal written statement delineating all relationships between the auditors and the Company consistent with the Independence Standards Board Standard 1. Annually, the Committee shall review and recommend to the Board the selection of the Company's independent auditors.

C.      Financial Reporting Process

        The Committee shall meet with the independent auditors and the Company's management responsible for the financial statements to review the scope of the proposed audit and timely quarterly reviews for the current year and the procedures to be utilized, the adequacy of the independent auditor's compensation, and at the conclusion thereof, review such audit or review, including any comments or recommendations of the independent auditors. The Committee shall provide sufficient opportunity for the independent auditors and the internal auditor, if any, to meet with the members of the Audit Committee without members of management present. Among the items to be discussed in these meetings are the independent auditors' evaluation of the Company's financial, accounting, and internal auditing personnel, if any, and the cooperation that the independent auditors received during the course of audit.

        Also, the Committee shall discuss with management, the internal auditors, and the independent auditors the adequacy and effectiveness of the accounting and financial controls, and elicit any recommendations for the improvement of such internal controls or particular areas where new or more detailed controls or procedures are desirable. The Committee shall inquire of management and the independent auditors about significant risks or exposures faced by the Company and assess the steps management has taken to minimize such risks or exposures. Further, the Committee shall meet separately with the internal auditors and the independent auditors, with and without management present, to discuss the results of their examinations.

        The Committee shall report the results of the annual audit to the Board of Directors. If requested by the Board, invite the independent auditors to attend the full Board of Directors meeting to assist in reporting the results of the annual audit or to answer other Directors' questions (alternatively, the other Directors, particularly the other independent Directors, may be invited to attend the Audit Committee meeting during which the results of the annual audit are reviewed).

        The Audit Committee's responsibilities also include reviewing reports received from regulators and other legal regulatory matters that may have a material effect on the financial statements or related company compliance policies.

               D. Reports Review

               1. The Committee shall review the quarterly financial  statements with the Company's management responsible for the financial statements and the independent auditors prior to the filing of the Form 10-Q(SB) (or prior to the press release of results, if possible) to ensure that the independent auditors do not take exception to the disclosure and content of the financial statements, and discuss any other matters required to be communicated to the Committee by the auditors. The chair of the Committee may represent the entire Committee for purposes of this review.

               2. The  Committee  shall review the  financial  statements  to be contained in the annual report of Form 10-K(SB) to stockholders with management and the independent auditors to determine that the independent auditors are satisfied with the disclosure and content of the financial statements to be presented to the stockholders. Review with the Company's management responsible for the financial statements and the independent auditors the results of their timely analysis of significant financial reporting issues and practices, including changes in, or adoptions of, accounting principles and disclosure practices, and discuss any other matters required to be communicated to the Committee by the auditors. Also review with the Company's management responsible for the financial statements and the independent auditors their judgments about the quality, not just acceptability, of accounting principles and the clarity of the financial disclosure practices used or proposed to be used, and particularly, the degree of aggressiveness or conservatism of the Company's accounting principles and underlying estimates, and other significant decisions made in preparing the financial statements.

               3. If  deemed  appropriate  after  review  and  discussion,   the
                  Committee will recommend to the Board that the financial statements be included in the Company's Annual Report on Form 10-K(SB).

               E. Proxy Statement Report

        After preparation by management, the Committee shall approve the Committee report required by the rules of the Securities and Exchange Commission to be included in the Company's annual proxy statement. The Committee report shall disclose whether (1) the Committee had reviewed and discussed with management and the independent auditors, as well as discussed within the Committee (without management or the independent auditors present), the financial statements and the quality of accounting principles and significant judgments affecting the financial statements; (2) the Committee discussed with the auditors the independence of the auditors; and (3) based upon the Committee's review and discussions with management and the independent auditors, the Committee had recommended to the Board of Directors that the audited financials be included in the Company's annual report on Form 10-K(SB). This charter will be included as an appendix to the proxy statement at least once every three years.